                                                                   Exhibit 10.18
                               OMNIBUS ADDENDUM TO
                     PROMISSORY NOTES AND RELATED AGREEMENTS

         THIS OMNIBUS ADDENDUM (the "Addendum") is made by and among GENITOPE CORPORATION ("Borrower"), STANFORD C. FINNEY, JR. ("Guarantor") and BANK ONE, N.A. ("Lender") as of August 1, 2003.

         WHEREAS, the parties hereto are also parties to that certain Promissory
Note in the principal amount of $3,000,000 (the "Secured Note"), which is guaranteed by Guarantor and secured by a pledge of Guarantor's securities, and that certain Promissory Note in the principal amount of $5,000,000 (the "Unsecured Note"), and the Related Documents, as the same are defined in the Secured Note and the Unsecured Note (collectively, the "Notes");

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor and Lender agree to this Addendum as follows:

1. Lender hereby acknowledges that Borrower intends to make a public offering of its equity securities (the "IPO") and consents thereto. Any violation, breach, conflict or default under the terms of the Notes and the Related Documents resulting from the IPO is hereby waived, and the provisions of the Notes and the Related Documents causing such violation, breach, conflict or default shall not be effective in the context of the IPO.

2. The Affirmative Covenant contained in the Business Loan Agreement and entitled "Environmental Compliance and Reports" is hereby amended by adding "other than in compliance with applicable law" at the end of the first sentence thereof.

3. Each section titled "Default" in the Notes and Related Documents is hereby amended as follows:

         (a) The subsection titled "Insecurity" is deleted in its entirety from each agreement.

         (b) The subsection title "Material Adverse Change" is amended in each agreement to read in its entirety as follows: "A material adverse change occurs in Borrower's financial condition."

         (c) The subsection titled "Failure to Comply with Laws" is amended in each agreement by adding "where noncompliance would result in a material adverse effect on Borrower's financial condition" to the end thereof.

         (d) The subsection titled "Defaults with Respect to Third Parties" is amended in each agreement by adding "in each case, where the result of such non-payment or non-performance is a material adverse effect on Borrower's financial condition" to the end thereof.

                            [signature page follows]

                                       1.

         Executed this _____ day of __________, 2003.

BORROWER:                                     LENDER:

GENITOPE CORPORATION                          BANK ONE, N.A.

By: /s/ Dan W. Denney Jr.                     By: /s/ Barry J. Fields
   _____________________________________         _______________________________

Title: CEO                                    Title: Vice President
      __________________________________            ____________________________

GUARANTOR:

/s/ Stanford C. Finney, Jr.
________________________________________
Stanford C. Finney, Jr.

                                       2.

(BANK ONE LOGO)

                                PROMISSORY NOTE

BORROWER:  GENITOPE CORPORATION     LENDER: BANK ONE, N.A., WITH ITS MAIN OFFICE
           8201 PRESTON, LB 21              AT CHICAGO, ILLINOIS
           DALLAS, TX  75225                DALLAS PRIVATE CLIENT SERVICES LPO
                                            1717 MAIN STREET
                                            DALLAS, TX  75201

PRINCIPAL AMOUNT: $3,000,000.00                     DATE OF NOTE:  JULY 28, 2003

PROMISE TO PAY. GENITOPE CORPORATION ("BORROWER") PROMISES TO PAY TO BANK ONE, N.A., WITH ITS MAIN OFFICE AT CHICAGO, ILLINOIS ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF THREE MILLION & 00/100 DOLLARS ($3,000,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE OR MATURITY, WHICHEVER OCCURS FIRST.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON DECEMBER 6, 2003. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ALL ACCRUED UNPAID INTEREST DUE AS OF EACH PAYMENT DATE, BEGINNING SEPTEMBER 6, 2003, WITH ALL SUBSEQUENT INTEREST PAYMENTS TO BE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. PAYMENTS AND ANY OTHER CREDITS SHALL BE ALLOCATED AMONG PRINCIPAL, INTEREST AND FEES AT THE DISCRETION OF LENDER UNLESS OTHERWISE REQUIRED BY APPLICABLE LAW. THE ANNUAL INTEREST RATE FOR THIS NOTE IS COMPUTED ON A 365/360 BASIS; THAT IS, BY APPLYING THE RATIO OF THE ANNUAL INTEREST RATE OVER A YEAR OF 360 DAYS, MULTIPLIED BY THE OUTSTANDING PRINCIPAL BALANCE, MULTIPLIED BY THE ACTUAL NUMBER OF DAYS THE PRINCIPAL BALANCE IS OUTSTANDING, UNLESS SUCH CALCULATION WOULD RESULT IN A USURIOUS RATE, IN WHICH CASE INTEREST SHALL BE CALCULATED ON A PER DIEM BASIS OF A YEAR OF 365 OR 366 DAYS, AS THE CASE MAY BE. Borrower will pay Lender at Lender's address shown on loan account statements sent to the Borrower, Lender's address shown in any payment coupon book provided to the Borrower, or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Prime Rate (the "Index"). "Prime Rate" shall mean the rate announced from time to time by Lender as its prime rate (which rate may not be the lowest, best or most favorable rate of interest which Lender may charge on loans to its customers). Each change in the rate to be charged on this Note will become effective without notice on the same day as the Index changes. THE INTEREST RATE TO BE APPLIED PRIOR TO MATURITY TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE EQUAL TO THE INDEX.
NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. For purposes of this Note, the "maximum rate allowed by applicable law" means the greater of (A) the maximum rate of interest permitted under federal or other law applicable to the indebtedness evidenced by this Note, or (B) the "Weekly Ceiling", as of the date of this Note, as referred to in Chapter 303 of the Texas Finance Code.

PREPAYMENT. Borrower may pay without fee all or a portion of the principal amount owed hereunder earlier than it is due. All prepayments shall be applied to the Indebtedness in such order and manner as Lender may from time to time determine in its sole discretion. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions

                                PROMISSORY NOTE
                                  (CONTINUED)

or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Wealth Management Loan Servicing, P.O. Box 36648 Louisville, KY 40233-6648.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% OF THE REGULARLY SCHEDULED PAYMENT OR $25.00, WHICHEVER IS GREATER.

POST MATURITY RATE. Upon the occurrence of any Event of Default, or if this Note is not paid at final maturity, Lender, at Lender's option, may add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid, at the Post Maturity Rate provided in this Note. The Post Maturity Rate on this Note is the lesser of the maximum rate allowed by applicable law or 3.000 percentage points over the variable interest rate. Borrower will pay interest on all sums due after final maturity, whether by acceleration or otherwise, at that rate. Borrower also will pay interest at the Post Maturity Rate on the principal amount of each past due Installment from the due date until paid.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

         PAYMENT DEFAULT. Borrower fails to make any payment when due under this Note.

         OTHER DEFAULTS. Borrower fails to comply with or to pay or perform any other term, obligation, covenant or condition contained in this Note or in any of the Related Documents or to comply with or to pay or perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower or between Borrower and any affiliate of BANK ONE CORPORATION.

         TRANSFER OF ASSETS. Borrower leases, sells, or otherwise conveys, or agrees to lease, sell, or otherwise convey, a material part of its assets or business outside of the ordinary course of business.

         DEFAULTS WITH RESPECT TO THIRD PARTIES. Borrower fails to make any payment when due or fails to comply with or to perform any term, obligation, covenant or condition contained in any agreement between any other person and Borrower.

         FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

         JUDGMENTS OR DECREES. One or more judgments or decrees shall be entered against the Borrower and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal.

         INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

         CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure, replevin, repossession, attachment, levy, execution, or forfeiture proceedings, whether by judicial proceeding, self-help, or any other method, by any creditor of Borrower, or by any governmental agency against the Collateral or any other assets of Borrower. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

                                PROMISSORY NOTE
                                  (CONTINUED)

         FAILURE TO COMPLY WITH LAWS. Borrower fails to comply with all applicable statutes, laws, ordinances and governmental rules, regulations and orders to which it is subject or which are applicable to its business, property and assets.

         CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

         ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

         EVENTS AFFECTING GUARANTOR. Any of the preceding Events of Default occurs with respect to any guarantor of the Indebtedness as if the word "guarantor" were substituted for the word "Borrower" in such Event of Default, or any guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty.

         INSECURITY. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon the occurrence of any Event of Default, Lender may declare the entire unpaid principal balance on this Note and the Indebtedness and all accrued unpaid interest immediately due, without notice (except that in the case of any Event of Default of the type described in the DEFAULT - Insolvency section herein, such acceleration shall be automatic and not at Lender's option), and then Borrower will pay that amount. Borrower shall be liable for any deficiency remaining after disposition of any collateral which Lender may choose to realize upon.

ATTORNEYS' FEES; EXPENSES. Lender may hire an attorney to help collect this Note if Borrower does not pay, and Borrower will pay Lender's reasonable attorneys' fees. Borrower also will pay Lender all other amounts Lender actually incurs as court costs, lawful fees for filing, recording, releasing to any public office any instrument securing this Note; the reasonable cost actually expended for repossessing, storing, preparing for sale, and selling any security; and fees for noting a lien on or transferring a certificate of title to any motor vehicle offered as security for this Note, or premiums or identifiable charges received in connection with the sale of authorized insurance.

GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF TEXAS. THIS NOTE HAS BEEN ACCEPTED BY LENDER IN THE STATE OF TEXAS.

CHOICE OF VENUE. If there is a lawsuit, and if the transaction evidenced by this Note occurred in Dallas County, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Dallas County, State of Texas.

DISHONORED CHECK CHARGE. Borrower will pay a processing fee of $25.00 if any check given by Borrower to Lender as a payment on this loan is dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a security interest in, as well as a right of setoff against, and hereby assigns, conveys, delivers, pledges and transfers to Lender, as security for repayment of the Indebtedness, all Borrower's right, title and interest in and to all Borrower's accounts (whether checking, savings, or some other account) with Lender or any subsidiary or affiliate of BANK ONE CORPORATION (each hereinafter referred to as a "Lender Affiliate") and all other obligations at any time owing by Lender or any Lender Affiliate to Borrower. This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, without prior notice to Borrower and irrespective of (i) whether or not Lender has made any demand under this Note or the Related Documents or (ii) whether such Indebtedness is contingent, matured or unmatured, to the extent permitted by law, to collect, charge and/or setoff all sums owing on the Indebtedness against any and all such accounts and other obligations, and, at Lender's option, to administratively freeze or direct a Lender Affiliate to administratively freeze all such accounts and other obligations to allow Lender to protect Lender's security interest, collection, charge and setoff rights provided in this paragraph.

                                PROMISSORY NOTE
                                  (CONTINUED)

COLLATERAL. Borrower acknowledges this Note is secured by security interest in and lien upon all collateral described in any Related Document.

LINE OF CREDIT. This Note evidences a revolving line of credit. The unpaid principal balance of this Note shall increase and decrease with each new advance and payment hereunder, as the case may be. Subject to the terms hereof, Borrower may borrow, repay and reborrow hereunder. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure. THIS REVOLVING LINE OF CREDIT SHALL NOT BE SUBJECT TO SEC. 346 OF THE TEXAS FINANCE CODE.

LATE CHARGES. In the "Late Charge" provision set forth above, the following language is hereby added after the word "greater": "up to the maximum amount of Two Hundred Fifty Dollars ($250.00) per late charge".

FINANCIAL STATEMENTS. Borrower shall furnish Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

ENFORCEABILITY AND ORGANIZATION. Borrower is duly authorized to transact business in all states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Borrower's execution, delivery and performance of this Note and all the Related Documents have been duly authorized by all necessary action by Borrower. This Note and all the Related Documents constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms. If applicable, Borrower is an entity which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the state of its organization.

INFORMATION WAIVER. Lender may provide, without any limitation whatsoever, to any one or more purchasers, potential purchasers, or affiliates of BANK ONE CORPORATION, any information or knowledge Lender may have about the undersigned or about any matter relating to this document and the Related Documents, and the undersigned hereby waives any right to privacy the undersigned may have with respect to such matters.

INDEBTEDNESS. The word "Indebtedness" means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents, together with interest on such amounts as provided in this Note, and all obligations, debts and liabilities, plus interest thereon, of Borrower or any one or more of them to Lender, as well as all claims by Lender against Borrower or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of this Note, whether voluntary or otherwise, whether due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated and whether Borrower may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise and whether recovery upon such amounts may be or hereafter become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter become otherwise unenforceable; and further includes, without limitation, all principal, interest, end other amounts, costs and expenses payable under the Related Documents, whether executed by the Borrower or by any other person or entity, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Related Documents, together with interest thereon as provided in the Related Documents.

RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds,

                                PROMISSORY NOTE
                                  (CONTINUED)

collateral mortgages, and all other instruments, agreements and documents, whether now existing or hereafter arising, executed in connection with the Indebtedness.

LIABILITIES FOR OBLIGATIONS UNDER RELATED DOCUMENTS. Borrower also promises to pay to Lender all of the Indebtedness. Borrower acknowledges that some of the Related Documents, pursuant to which Indebtedness may arise, may be executed only by persons or entities other than the Borrower.

PURPOSE. Borrower agrees that no advances under this Note shall be used for personal, family or household purposes and that all advances hereunder shall be used solely for business, commercial, agricultural or other similar purposes.

ARBITRATION. Undersigned and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this document or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral or Property (as defined herein or in any Related Document) securing this document shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to applicable law. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral or Property securing this document, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral or Property securing this document, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this document shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, THE RELATED DOCUMENTS, OR ANY RELATIONSHIP BETWEEN OR AMONG THE UNDERSIGNED AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING EVIDENCED BY THIS DOCUMENT AND THE RELATED DOCUMENTS.

BORROWER'S ACKNOWLEDGEMENT AND AGREEMENT REGARDING AFFILIATE BANKS. Borrower may now or in the future have a borrowing relationship with Bank One, NA with its main office in Columbus, Ohio (the "Bank Affiliate"). Lender and Borrower intend that the terms, covenants, conditions, warranties and obligations of Borrower in only one agreement in the nature of a loan or credit agreement ("Loan Agreement") be applicable to the borrowing relationship of Borrower and Lender and of Borrower and the Bank Affiliate. Therefore, if Borrower executes a Loan Agreement with the Bank Affiliate, the Borrower agrees that the terms, covenants, conditions, warranties and obligations of Borrower contained in that Loan Agreement between Borrower and the Bank Affiliate shall also apply to this Note.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by

                                PROMISSORY NOTE
                                  (CONTINUED)

federal law or the law of the State of Texas (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. The right to accelerate maturity of sums due under this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the loan evidenced by this Note until payment in full so that the rate or amount of interest on account of the loan evidenced hereby does not exceed the applicable usury ceiling. If any part of this Note cannot be enforced, this fact will not affect the rest of this Note. It is agreed that any payment which would otherwise for any reason be deemed unlawful interest under applicable law shall be deemed to have been applied to the unpaid principal balance of this Note, or to other Indebtedness. The unpaid balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, notice of dishonor, notice of intent to accelerate the maturity of this Note, and notice of acceleration of the maturity of this Note. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. Unless specifically permitted otherwise by the terms and conditions of this Note, no alteration of or amendment to this Note shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of this Note, or the Related Documents or of any participation interest in this Note or Related Documents to one or more purchasers, whether related or unrelated to Lender. Borrower waives any and all notices of sale of this Note, the Related Documents or of any participation interests, as well as any notices of any repurchases of this Note, the Related Documents, or of any participation interests. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

GENITOPE CORPORATION


By: /s/ Dan W. Denney Jr.
   --------------------------

(BANK ONE LOGO)

                                CONTROL AGREEMENT

BORROWER:    GENITOPE CORPORATION     LENDER: Bank One, N.A., with its main
             8201 PRESTON, LB 21              office at Chicago, Illinois
             DALLAS, TX  75225                Dallas Private Client Services LPO
                                              1717 Main Street
                                              Dallas, TX  75201
GRANTOR:     STANFORD C. FINNEY, JR.
             8201 PRESTON, LB 21
             DALLAS,TX  75225

THIS CONTROL AGREEMENT IS ATTACHED TO AND BY THIS REFERENCE IS MADE A PART OF THE COMMERCIAL PLEDGE AGREEMENT, DATED JULY 28, 2003, AND EXECUTED IN CONNECTION WITH A LOAN OR OTHER FINANCIAL ACCOMMODATIONS BETWEEN BANK ONE, N.A., WITH ITS MAIN OFFICE AT CHICAGO, ILLINOIS AND GENITOPE CORPORATION.

The financial institution identified in the heading on this Agreement as Lender ("Lender"), the person or entity identified in the heading on this Agreement as Grantor ("Grantor") and Banc One Securities Corporation ("Company") hereby agree as follows:

1. ACCOUNT. Company has established securities account number 60Y503356 in the name of Stanford C. Finney, Jr. (the "Account"). Company acknowledges that attached hereto as Exhibit A is a statement of the Account produced by the Company in the ordinary course of its business regarding the property credited to the Account as of the date of such statement. Company does not know of any inaccuracy in the statement. Grantor has granted Lender a security interest in the Account pursuant to a pledge/and or security agreement (the "Pledge"). The parties are entering into this control agreement (this "Agreement") to perfect Lender's security interest in the Account. Company represents that no property in the Account is registered in the name of Grantor, payable to Grantor's order or specially endorsed to Grantor which has not been endorsed to Company or in blank. Company shall treat all property in the Account as "financial assets" under Article 8 of the Uniform Commercial Code of the State of Ohio as in effect from time to time ("UCC").

2. CONTROL. Company and Grantor agree the Account is subject to a security interest in favor of Lender and Lender shall have control over the Account in accordance with provisions of the UCC. In regard to the Account, from and after the date of this Agreement, Company shall act only upon Lender's written instructions or entitlement orders, without further consent of Grantor. Grantor hereby expressly authorizes Company to act in accordance with such instructions or entitlement orders without Grantor's consent or concurrence. Further, Grantor agrees not to assert a claim or demand against Company for complying with instructions, entitlement orders or notices received from Lender.

3. PRIORITY OF LIEN/SUBORDINATION. Company has not entered into a control agreement with respect to the Account with any other party and agrees that Company will not do so while this Agreement is in effect. Company does not know of any claim to or interest in the Account, except for claims and interests of the parties referred to in this Agreement. Company further represents that the Account is a cash account and that it will not advance margin or other credit to Grantor, except for credit related to the settlement of transactions in the ordinary course of business. Company subordinates in favor of Lender any security interest, lien or right of setoff it may have, now or in the future, against the Account or property in the Account, although Company may retain a prior lien against the property in the Account to secure payment for property purchased for the Account and normal commissions and fees for the Account.

                                CONTROL AGREEMENT
                                  (CONTINUED)

4. NO TRADING OR WITHDRAWAL OF PRINCIPAL; PAYMENT OF INTEREST AND DIVIDENDS PERMITTED. Notwithstanding section 2 above, until a "Notice of Sole Control" is given by Lender to Company, Grantor may receive income, interest, dividends and capital gains distributions from the Account; no other withdrawals of property shall be permitted. After Lender gives a Notice of Sole Control to Company (a form of which is attached as Exhibit B), Company shall cease making any payments to Grantor from the Account or complying with any instructions or entitlement orders from Grantor and shall act only upon the instructions of Lender. Until such time as Lender gives a Notice of Sole Control, Grantor may direct Company to exercise any voting rights with respect to the Account.

5. FEES AND REPORTING. All charges and expenses incident to the Account remain in full force and effect and shall continue to be the obligation of Grantor alone. Grantor expressly agrees that all income, earnings and profits with respect to the Account shall be reported for State and Federal income tax purposes as attributable to the Grantor and not the Lender. Grantor authorizes Company, Lender, and any other person authorized to report income distributions to report all earnings and profits from the Account to any appropriate taxing authority under Grantor's Social Security or Taxpayer Identification Number. Grantor authorizes Company, upon Lender's direction, to send copies of all statements and confirmations for the Account to Lender, and Company agrees to comply with such direction.

6. LIMITATION OF LIABILITY. Company undertakes to perform such duties and only such duties as are specifically set forth in this Agreement it being expressly understood that there are no implied duties under this Agreement. In no event shall Company be liable, directly or indirectly, for any (i) damages or expenses arising out of services provided under this Agreement, other than damages which result from Company's gross negligence or willful misconduct, or
(ii) indirect, special or consequential damages, even if Company has been advised of the possibility of such damages.

7. INDEMNIFICATION. Grantor agrees to indemnify Company, its officers and employees, and hold it and them harmless for and from all claims, losses, liabilities and expenses, including without limitation, reasonable legal fees and expenses arising from any claim of any party resulting from actions Company takes in accordance with the provisions of this Agreement.

8. ACCOUNT AGREEMENT. This Agreement supplements the account agreement between Company and Grantor. If there is a conflict between this Agreement and any other agreement between Grantor and the Company, this Agreement shall control; provided, however, that the terms of this Agreement shall not be deemed or construed to make the Lender a party to such account agreement.

9. NOTICE. Any notices and demands under or related to this Agreement shall be in writing and delivered to the intended party at its address or facsimile number stated below, and if to Lender, at its main office if no other address of Lender is specified herein, by one of the following means: (a) by hand, (b) by a nationally recognized overnight courier service, (c) by certified mail, postage prepaid, with return receipt requested, or (d) by facsimile transmission. Notice shall be deemed given: (a) upon receipt if delivered by hand, (b) on the Delivery Day after the day of deposit with a nationally recognized courier service, (c) on the third Delivery Day after the notice is deposited in the mail, or (d) when transmitted to the facsimile number specified below and a confirmation receipt is received by the sender. "Delivery Day" means a day other than a Saturday, a Sunday, or any other day on which national banking associations are authorized to be closed. Any party may change its address for purposes of the receipt of notices and demands by giving notice of such change in the manner provided in this provision.

If to Lender:
Wealth Management Loan Servicing
P.O. Box 36648
Louisville, KY 40233-6648

If to Grantor: To the address identified in the heading on this Agreement

                               CONTROL AGREEMENT
                                  (CONTINUED)

If to Company:
Banc One Securities Corporation
Manager, Margin Department
300 S. Riverside
Mail Suite IL1-0291
Chicago, IL 60670-0291
Phone: 312-954-0545
Fax: 312-954-6944

10. MISCELLANEOUS. The provisions of this Agreement shall remain in effect until the Lender gives the Company written notice to the contrary. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective legal representatives and corporate successors and assigns. If any provision of this Agreement is determined to be illegal or unenforceable, such provision shall be deemed severable from the balance of the provisions of this Agreement and the remaining provisions shall be enforceable in accordance with their terms.

LENDER:

____________________________________


By: /s/ Barry J. Fields
   _________________________________



Name: Barry J. Fields
     _______________________________



Title: Vice President
      ______________________________


COMPANY:

____________________________________

By:_________________________________

Name:_______________________________

Title:______________________________

THIS CONTROL AGREEMENT IS EXECUTED ON JULY 28, 2003.

GRANTOR:


X   /s/ Stanford C. Finney, Jr.
 ____________________________________________________
    STANFORD C. FINNEY, JR., INDIVIDUALLY


BORROWER:

GENITOPE CORPORATION


By:  /s/ Dan W. Denney, Jr.
   __________________________________________________

(BANK ONE LOGO)

                           COMMERCIAL PLEDGE AGREEMENT

BORROWER:   GENITOPE CORPORATION      Lender: Bank One, N.A., with its main
            8201 PRESTON, LB 21               office at Chicago, Illinois
            DALLAS, TX 75225                  Dallas Private Client Services LPO
                                              1717 Main Street
                                              Dallas, TX 75201
GRANTOR:    STANFORD C. FINNEY, JR.
            8201 PRESTON, LB 21
            DALLAS, TX 75225

THIS COMMERCIAL PLEDGE AGREEMENT DATED JULY 28, 2003, IS MADE AND EXECUTED AMONG STANFORD C. FINNEY, JR. ("GRANTOR"); GENITOPE CORPORATION ("BORROWER"); AND BANK ONE, N.A., WITH ITS MAIN OFFICE AT CHICAGO, ILLINOIS ("LENDER").

GRANT OF SECURITY INTEREST. FOR VALUABLE CONSIDERATION, GRANTOR TRANSFERS, PLEDGES AND GRANTS TO LENDER A SECURITY INTEREST IN THE COLLATERAL TO SECURE THE INDEBTEDNESS AND AGREES THAT LENDER SHALL HAVE THE RIGHTS STATED IN THIS AGREEMENT WITH RESPECT TO THE COLLATERAL, IN ADDITION TO ALL OTHER RIGHTS WHICH LENDER MAY HAVE BY LAW.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means all of Grantor's property (however owned if more than one), in the possession of Lender (or in the possession of a third party subject to the control of Lender or otherwise assigned hereby), whether existing now or later and whether tangible or intangible in character, including without limitation each and all of the following:

         BANC ONE SECURITIES CORPORATION ACCOUNT NUMBER 60Y503356, IN THE NAME OF STANFORD C. FINNEY, JR., TOGETHER WITH ALL: (I) SECURITIES, COMMODITY CONTRACTS, FINANCIAL ASSETS, OTHER INVESTMENT PROPERTY AND CASH THEREIN, OR ASSOCIATED THEREWITH, WHETHER PRESENTLY OR IN THE FUTURE; (II) ACCOUNTS AND GENERAL INTANGIBLES PERTAINING THERETO, FORMING A PART THEREOF, ARISING THEREUNDER OR ASSOCIATED THEREWITH; AND
         (III) ALL PROCEEDS AND PRODUCTS THEREOF, ACCESSIONS THERETO AND SUBSTITUTIONS THEREFOR.

In addition, the word "Collateral" includes all of Grantor's property (however owned), in the possession of Lender (or in the possession of a third party subject to the control of Lender or otherwise assigned hereby), whether now or hereafter existing and whether tangible or intangible in character, including without limitation each of the following:

         (A) ALL PROPERTY TO WHICH LENDER ACQUIRES TITLE OR DOCUMENTS OF TITLE.

         (B) ALL PROPERTY ASSIGNED TO LENDER.

         (C) ALL PROMISSORY NOTES, BILLS OF EXCHANGE, STOCK CERTIFICATES, BONDS, SAVINGS PASSBOOKS, TIME CERTIFICATES OF DEPOSIT, INSURANCE POLICIES, AND ALL OTHER INSTRUMENTS AND EVIDENCES OF AN OBLIGATION.

         (D) ALL RECORDS RELATING TO ANY OF THE PROPERTY DESCRIBED IN THIS COLLATERAL SECTION, WHETHER IN THE FORM OF A WRITING, MICROFILM, MICROFICHE, OF ELECTRONIC MEDIA.

         (E) ALL INCOME AND PROCEEDS FROM THE COLLATERAL AS DEFINED HEREIN.

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of either Grantor or Borrower, or any one or more of them, to Lender, as well as all claims by Lender against Borrower or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated and whether Borrower may be liable individually or

                                                                          PAGE 2
                          COMMERCIAL PLEDGE AGREEMENT
                                   (CONTINUED)

jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise. However, this Agreement shall not secure, and the "Indebtedness" shall not include, any obligations arising under Chapters 3 and 4 of Title 79, Revised Civil Statutes of Texas, 1925, as amended.

BORROWER'S WAIVERS AND RESPONSIBILITIES. Except as otherwise required under this Agreement or by applicable law, (A) Borrower agrees that Lender need not tell Borrower about any action or inaction Lender takes in connection with this Agreement; (B) Borrower assumes the responsibility for being and keeping informed about the Collateral; and (C) Borrower waives any defenses that may arise because of any action or inaction of Lender, including without limitation any failure of Lender to realize upon the Collateral or any delay by Lender in realizing upon the Collateral; and Borrower agrees to remain liable under the Note no matter what action Lender takes or fails to take under this Agreement.

GRANTOR'S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (A) this Agreement is executed at Borrower's request and not at the request of Lender;
(B) Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral to Lender; (C) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower's financial condition; and (D) Lender has made no representation to Grantor about Borrower or Borrower's creditworthiness.

GRANTOR'S WAIVERS. Grantor waives all requirements of presentment, protest, demand, and notice of dishonor or non-payment to Borrower or Grantor, or any other party to the Indebtedness or the Collateral. Lender may do any of the following with respect to any obligation of any Borrower, without first obtaining the consent of Grantor: (A) grant any extension of time for any payment, (B) grant any renewal, (C) permit any modification of payment terms or other terms, or (D) exchange or release any Collateral or other security. No such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

RIGHT OF SETOFF. Grantor grants to Lender a security interest in, as well as a right of setoff against, and hereby assigns, conveys, delivers, pledges and transfers to Lender, as security for repayment of all sums owed by the Grantor under this Agreement, all Grantor's right, title and interest in and to all Grantor's accounts (whether checking, savings, or some other account) with Lender or any subsidiary or affiliate of BANK ONE CORPORATION leach hereinafter referred to as a "Lender Affiliate") and all other obligations at any time owing by Lender or any Lender Affiliate. This Includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, without prior notice to Grantor and irrespective of (i) whether or not Lender has made any demand under this Agreement or the Related Documents or (ii) whether the Indebtedness is contingent, matured or unmatured, to the extent permitted by low, to collect, charge and/or setoff all sums owed by Grantor under this Agreement against any and all such accounts and other obligations, and, at Lender's option, to administratively freeze or direct a Lender Affiliate to administratively freeze all such accounts and other obligations to allow Lender to protect Lender's security interest, collection, charge and setoff rights provided in this paragraph.

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. Grantor represents and warrants to Lender that:

         OWNERSHIP. Grantor is the lawful owner of the Collateral free and clear of all security interests, liens, encumbrances, registered pledges, adverse claims, and any other claims of others except as disclosed to and accepted by Lender in writing prior to execution of this Agreement.

         AUTHORITY; BINDING EFFECT. Grantor has the full right, power and authority to enter into this Agreement and to grant a security interest in the Collateral to Lender. This Agreement is binding upon Grantor as well as Grantor's successors and assigns, and is legally enforceable in accordance with its terms. The foregoing representations and warranties, and all other representations and warranties contained in this Agreement are and shall be continuing in nature and shall remain in full force and effect until such time as this Agreement is terminated or cancelled as provided herein.

                                                                          PAGE 3
                          COMMERCIAL PLEDGE AGREEMENT
                                   (CONTINUED)

         NO FURTHER ASSIGNMENT. Grantor has not, and shall not, sell, assign, transfer, encumber or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

         NO DEFAULTS. There are no defaults existing under the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly perform each of the terms, conditions, covenants and agreements, if any, contained in the Collateral which are to be performed by Grantor.

         NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party.

LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL. Lender may hold the Collateral until all Indebtedness has been paid and satisfied. Thereafter Lender may deliver the Collateral to Grantor or to any other owner of the Collateral. Lender shall have the following rights in addition to all other rights Lender may have by law:

         MAINTENANCE AND PROTECTION OF COLLATERAL. Lender may, but shall not be obligated to, take such steps as it deems necessary or desirable to protect, maintain, insure, control, receive, or manage the Collateral, including paying of any liens or claims against the Collateral. This may include such things as hiring other people, such as attorneys, appraisers or other experts. Lender may charge Grantor for any cost incurred in so doing. When applicable law provides more than one method of perfection of Lender's security interest, Lender may choose the method(s) to be used.

         INCOME AND PROCEEDS FROM THE COLLATERAL. Lender may receive all Income and Proceeds and add it to the Collateral. Grantor agrees to deliver to Lender immediately upon receipt, in the exact form received and without commingling with other property, all Income and Proceeds from the Collateral which may be received by, paid, or delivered to Grantor or for Grantor's account, whether as an addition to, in discharge of, in substitution of, or in exchange for any of the Collateral.

         APPLICATION OF CASH. At Lender's option, Lender may apply any cash, whether included in the Collateral or received as Income and Proceeds or through liquidation, sale, retirement, split up, dividend, distribution, or other disposition of the Collateral, to the satisfaction of the Indebtedness or such portion thereof as Lender shall choose, whether or not matured.

         TRANSACTIONS WITH OTHERS. Lender may (1) extend time for payment or other performance, (2) grant a renewal or change in terms or conditions, (3) compromise, compound or release any obligation, (4) release, compromise, renew, extend, exchange, substitute or acquire any new security interest in the Collateral or any other property of any nature securing repayment of the Indebtedness, or (5) waive or fail to exercise any right, power or remedy granted in this Agreement or any Related Document, with any one or more Obligors, endorsers, or Guarantors of the Indebtedness as Lender deems advisable, without obtaining the prior written consent of Grantor, and no such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

         ALL COLLATERAL SECURES INDEBTEDNESS. All Collateral shall be security for the Indebtedness, whether the Collateral is located at one or more offices or branches of Lender. This will be the case whether or not the office or branch where Grantor obtained Grantor's loan knows about the Collateral or relies upon the Collateral as security.

         COLLECTION OF COLLATERAL. Lender at Lender's option may, but need not, collect the Income and Proceeds directly from the Obligors. Grantor authorizes and directs the Obligors, if Lender decides to collect the Income, to pay and deliver to Lender all Income from the Collateral and to accept Lender's receipt for the payments provided however, until the occurrence of any Event of Default or notice by Lender, Grantor shall be entitled to all cash dividends and all interest paid in the Collateral free of the pledge and security interest provided for in this Agreement.

                                                                          PAGE 4
                          COMMERCIAL PLEDGE AGREEMENT
                                   (CONTINUED)


         POWER OF ATTORNEY. Grantor irrevocably appoints Lender as Grantor's attorney-in-fact, with full power of substitution, (a) to demand, collect, receive, receipt for, sue and recover all Income and Proceeds and other sums of money and other property which may now or hereafter become due, owing or payable from the Obligors in accordance with the terms of the Collateral; (b) to execute, sign and endorse any and all instruments, receipts, checks, drafts and warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, execute and deliver Grantor's release and acquittance for Grantor; (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in Lender's own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable; and (e) to execute in Grantor's name and to deliver to the Obligors on Grantor's behalf, at the time and in the manner specified by the Collateral, any necessary instruments or documents.

         PERFECTION OF SECURITY INTEREST. Upon Lender's request, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral. When applicable law provides more than one method of perfection of Lender's security interest, Lender may choose the method(s) to be used. Upon Lender's request, Grantor will sign and deliver any writings necessary to perfect Lender's security interest. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. THIS IS A CONTINUING SECURITY AGREEMENT AND WILL CONTINUE IN EFFECT EVEN THOUGH ALL OR ANY PART OF THE INDEBTEDNESS IS PAID IN FULL AND EVEN THOUGH FOR A PERIOD OF TIME BORROWER MAY NOT BE INDEBTED TO LENDER.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral All such expenditures paid by Lender for such purposes will then bear interest at the Note rate from the date paid by Lender to the date of repayment by Grantor. To the extent permitted by applicable law, all such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand, (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy, (2) the remaining term of the Note, or (3) be treated as a balloon payment which will be due and payable at the Note's maturity. The Collateral also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of the Collateral in Lender's possession, but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility for (A) any depreciation in value of the Collateral or for the collection or protection of any Income and Proceeds from the Collateral, (B) preservation of rights against parties to the Collateral or against third persons, (C) ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any of the Collateral, or (D) informing Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters. Lender shall have no liability for depreciation or deterioration of the Collateral.

DEFAULT. Each of the following shall constitute an Event of Default under this
Agreement:

         PAYMENT DEFAULT. Borrower fails to make any payment when due under the Indebtedness.

         OTHER DEFAULTS. Borrower or Grantor falls to comply with or to pay or perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to pay or perform any term, obligation, covenant or condition contained in any other agreement between

                                                                          PAGE 5
                          COMMERCIAL PLEDGE AGREEMENT
                                   (CONTINUED)

         Lender and Borrower or Grantor or between any affiliate of BANK ONE CORPORATION and Borrower or Grantor.

         FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or Grantor or on Borrower's or Grantor's behalf under this Agreement, the Note, or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

         DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

         DEATH OR INSOLVENCY. The death of Borrower or Grantor or the dissolution or termination of Borrower's or Grantor's existence as a going business, the insolvency of Borrower or Grantor, the appointment of a receiver for any part of Borrower's or Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or Grantor.

         CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure, replevin, repossession, attachment, levy, execution, or forfeiture proceedings, whether by judicial proceeding, self-help, or any other method, by any creditor of Borrower or Grantor, or by any governmental agency against the Collateral or any other assets of Borrower or Grantor. This includes a garnishment of any of Borrower's or Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

         ADVERSE CHANGE. A material adverse change occurs in Borrower's or Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

         EVENTS AFFECTING GUARANTOR. Any of the preceding Events of Default occurs with respect to any guarantor of the Indebtedness as if the word "guarantor" were substituted for the word "Borrower" in such Event of Default, or any guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the Indebtedness.

         INSECURITY. Lender in good faith believes itself insecure.

         FAILURE TO REGISTER. Failure of the issuer, transfer agent, mutual fund company, or broker, as the case may be, to furnish a written statement to Lender recording Lender's security interest to the security, or the identification of any adverse claim that may interfere with Lender's security interest in the Collateral.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender may exercise any one or more of the following rights and remedies:

         ACCELERATE INDEBTEDNESS. Declare all Indebtedness immediately due and payable, without notice of any kind to Borrower or Grantor (except that in the case of any Event of Default of the type described in the DEFAULT - Insolvency section herein, such acceleration shall be automatic and not at Lender's option).

         COLLECT THE COLLATERAL. Collect any of the Collateral and, at Lender's option and to the extent permitted by applicable law, retain possession of the Collateral while suing on the Indebtedness.

                                                                          PAGE 6
                          COMMERCIAL PLEDGE AGREEMENT
                                   (CONTINUED)

         SELL THE COLLATERAL. Sell the Collateral, at Lender's discretion, as a unit or in parcels, at one or more public or private sales. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give or mail to Grantor, or any of them, notice at least ten (10) days in advance of the time and place of any public sale, or of the date after which any private sale may be made. Grantor agrees that any requirement of reasonable notice is satisfied if Lender mails notice by ordinary mail addressed to Grantor, or any of them, at the last address Grantor has given Lender in writing. If a public sale is held, there shall be sufficient compliance with all requirements of notice to the public by a single publication in any newspaper of general circulation in the county where the Lender is located, setting forth the time and place of sale and a brief description of the property to be sold. Lender may be a purchaser at any public sale.

         SELL SECURITIES. Sell any securities included in the Collateral in a manner consistent with applicable federal and state securities laws. If, because of restrictions under such laws, Lender is unable, or believes Lender is unable, to sell the securities in an open market transaction, Grantor agrees that Lender will have no obligation to delay sale until the securities can be registered. Then Lender may make a private sale to one or more persons or to a restricted group of persons, even though such sale may result in a price that is less favorable than might be obtained in an open market transaction. Such a sale will be considered commercially reasonable. If any securities held as Collateral are "restricted securities" as defined in the Rules of the Securities and Exchange Commission (such as Regulation D or Rule
         144) or the rules of state securities departments under state "Blue Sky" laws, or if Grantor or any other owner of the Collateral is an affiliate of the issuer of the securities, Grantor agrees that neither Grantor, nor any member of Grantor's family, nor any other person signing this Agreement will sell or dispose of any securities of such issuer without obtaining Lender's prior written consent.

         RIGHTS AND REMEDIES WITH RESPECT TO INVESTMENT PROPERTY, FINANCIAL ASSETS AND RELATED COLLATERAL. In addition to other rights and remedies granted under this Agreement and under applicable law, Lender may exercise any or all of the following rights and remedies: (1) register with any issuer or broker or other securities intermediary any of the Collateral consisting of investment property or financial assets (collectively herein, "investment property") in Lender's sole name or in the name of Lender's broker, agent or nominee; (2) cause any issuer, broker or other securities intermediary to deliver to Lender any of the Collateral consisting of securities, or investment property capable of being delivered; (3) enter into a control agreement or power of attorney with any issuer or securities intermediary with respect to any Collateral consisting of investment property, on such terms as Lender may deem appropriate, in its sole discretion, including without limitation, an agreement granting to Lender any of the rights provided hereunder without further notice to or consent by Grantor; (4) execute any such control agreement on Grantor's behalf and in Grantor's name, and hereby irrevocably appoints Lender as agent and attorney-in-fact, coupled with an interest, for the purpose of executing such control agreement on Grantor's behalf; (5) exercise any and all rights of Lender under any such control agreement or power of attorney; (6) exercise any voting, conversion, registration, purchase, option, or other rights with respect to any Collateral; (7) collect, with or without legal action, and issue receipts concerning any notes, checks, drafts, remittances or distributions that are paid or payable with respect to any Collateral consisting of investment property. Any control agreement entered with respect to any investment property shall contain the following provisions, at Lender's discretion. Lender shall be authorized to instruct the issuer, broker or other securities intermediary to take or to refrain from taking such actions with respect to the investment property as Lender may instruct, without further notice to or consent by Grantor. Such actions may include without limitation the issuance of entitlement orders, account instructions, general trading or buy or sell orders, transfer and redemption orders, and stop loss orders. Lender shall be further entitled to instruct the issuer, broker or securities intermediary to sell or to liquidate any investment property, or to pay the cash surrender or account termination value with respect to any and all investment property, and to deliver all such payments and liquidation proceeds to Lender. Any such control agreement shall contain such authorizations as are necessary to place Lender in "control" of such investment collateral, as contemplated under the provisions of the Uniform Commercial Code, and shall fully authorize Lender to issue

                                                                          PAGE 7
                          COMMERCIAL PLEDGE AGREEMENT
                                   (CONTINUED)

         "entitlement orders" concerning the transfer, redemption, liquidation or disposition of investment collateral, in conformance with the provisions of the Uniform Commercial Code.

         FORECLOSURE. Maintain a judicial suit for foreclosure and sale of the Collateral.

         TRANSFER TITLE. Effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as Grantor's attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

         OTHER RIGHTS AND REMEDIES. Have and exercise any or all of the rights and remedies of a secured creditor under the provisions of the Texas Uniform Commercial Code, at low, in equity, or otherwise.

         APPLICATION OF PROCEEDS. Apply any cash which is part of the Collateral, or which is received from the collection or sale of the Collateral, to reimbursement of any expenses, including any costs for registration of securities, commissions incurred in connection with a sale, Lender's reasonable attorneys' fees and court costs, whether or not there is a lawsuit and including any fees on appeal, incurred by Lender in connection with the collection and sale of such Collateral and to the payment of the Indebtedness of Borrower to Lender, with any excess funds to be paid to Grantor as the interests of Grantor may appear. Borrower agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Collateral to the Indebtedness.

         ELECTION OF REMEDIES. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy will not bar any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, THE RELATED DOCUMENTS, OR ANY RELATIONSHIP BETWEEN OR AMONG THE UNDERSIGNED AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING EVIDENCED BY THIS DOCUMENT AND THE RELATED DOCUMENTS.

DETERIORATION OF COLLATERAL. Grantor further covenants and agrees with Lender that at all times this Agreement is in effect, Grantor shall not permit the outstanding principal balance of the Note to exceed the Collateral Value (as defined below) of the securities, stock, brokerage accounts, cash or other assets described in this Agreement which comprise all or part of the Collateral for which margin value will be given as indicated in the table set out on the attached Exhibit A, which by this reference is incorporated into this Agreement (the "Marginable Collateral"). "Collateral Value" means the sum of the market values of the Marginable Collateral multiplied by the Margin Percentage applicable to the type of Marginable Collateral as indicated in Exhibit A. Market value shall be determined on the basis of the then-current trading price on the exchange that trades the Marginable Collateral, if traded, or by such other appropriate method determined by Lender in its sole discretion. If at any time Grantor is not in compliance with this paragraph, Grantor shall, within five (5) days following written notice thereof by Lender to Grantor, either (i) deliver and pledge to Lender additional Collateral acceptable to Lender in its sole discretion to cause compliance hereunder, or (ii) reduce the outstanding principal amount of the Note to such amount as is sufficient to cause compliance hereunder. If Grantor fails to take such action within such time, such event shall be an immediate and additional Event of Default hereunder and Lender may exercise any and all rights and remedies (including, without limitation, sale of the Marginable Collateral or other Collateral) without any further notice by Lender to Grantor. Notwithstanding the foregoing, if at any time the outstanding principal

                                                                          PAGE 8
                          COMMERCIAL PLEDGE AGREEMENT
                                   (CONTINUED)

balance of the Note exceeds the sum of the market values of the Marginable Collateral, multiplied by the Liquidation Percentage applicable to the type of Marginable Collateral as Indicated in Exhibit A, such event shall be an Immediate Event of Default hereunder and Lender may exercise any and all rights and remedies (including, without limitation, sale of the Marginable Collateral or other Collateral) without any notice by Lender to Grantor, regardless of whether five (5) days shall have elapsed since any notice by Lender to Grantor.

PB AFS CONTROL AGRMNT. An exhibit, titled "CONTROL AGREEMENT," is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

         AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         ATTORNEYS' FEES; EXPENSES. Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including Lender's reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

         CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

         GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF TEXAS. THIS AGREEMENT HAS BEEN ACCEPTED BY LENDER IN THE STATE OF TEXAS.

         CHOICE OF VENUE. If there is a lawsuit, and if the transaction evidenced by this Agreement occurred in Dallas County, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Dallas County, State of Texas.

         JOINT AND SEVERAL LIABILITY. All obligations under this Agreement shall be the joint and several obligations of both the Borrower and the Grantor. This means that each Grantor signing below, as well as each Borrower, is and shall be responsible for all obligations under this Agreement. In addition, all references to Grantor shall mean each and every Grantor and all references to Borrower shall mean each and every Borrower.

         NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

                                                                          PAGE 9
                          COMMERCIAL PLEDGE AGREEMENT
                                   (CONTINUED)

         INFORMATION WAIVER. Lender may provide, without any limitation whatsoever, to any one or more purchasers, potential purchasers, or affiliates of BANK ONE CORPORATION, any information or knowledge Lender may have about Grantor or about any matter relating to this Agreement, and Grantor hereby waives any right to privacy Grantor may have with respect to such matters.

         INDEMNITY. Grantor hereby agrees to indemnify, defend and hold harmless Lender, and its officers, directors, shareholders, employees, agents and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suites costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by or asserted against, any Indemnified Person (whether or not caused by any Indemnified Person's sole, concurrent or contributory negligence) arising in connection with this Agreement or the Collateral (including, without limitation, the enforcement of this Agreement and the Related Documents and the defense of any Indemnified Person's action and/or inactions in connection with this Agreement and the Related Documents), except to the limited extent that the Claims against the Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

         NOTICES. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

         PAYMENT OF INTEREST AND FEES. Notwithstanding any other provision of this Agreement or any provision of any Related Document, Grantor does not agree or intend to pay, and Lender does not agree or intend to charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for the Indebtedness which would in any way or event (including demand, prepayment, or acceleration) cause Lender to contract for, charge or collect more for the Indebtedness than the maximum Lender would be permitted to charge or collect by any applicable federal or Texas state law. Any such excess interest or unauthorized fee will, instead of anything stated to the contrary, be applied first to reduce the unpaid principal balance of the Indebtedness, and when the principal has been paid in full, be refunded to Grantor.

         SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

         SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

                                                                         PAGE 10
                          COMMERCIAL PLEDGE AGREEMENT
                                   (CONTINUED)

         TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Texas Uniform Commercial Code:

         AGREEMENT. The word "Agreement" means this Commercial Pledge Agreement, as this Commercial Pledge Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Pledge Agreement from time to time.

         BORROWER. The word "Borrower" means GENITOPE CORPORATION, and all other persons and entities signing the Note in whatever capacity.

         COLLATERAL. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

         DEFAULT. The word "Default" means the Default set forth in this Agreement in the section titled "Default."

         EVENT OF DEFAULT. The words "Event of Default" mean any of the Events of Default set forth in this Agreement in the Default section of this Agreement.

         GRANTOR. The word "Grantor" means STANFORD C. FINNEY, JR.

         INCOME AND PROCEEDS. The words "Income and Proceeds" mean all present and future income, proceeds, earnings, increases, and substitutions from or for the Collateral of every kind and nature, including without limitation all payments, interest, profits, distributions, benefits, rights, options, warrants, dividends, stock dividends, stock splits, stock rights, regulatory dividends, subscriptions, monies, claims for money due and to become due, proceeds of any insurance on the Collateral, shares of stock of different par value or no par value issued in substitution or exchange for shares included in the Collateral, whether voluntary or involuntary, by agreement or by operation of law, and all other property Grantor is entitled to receive on account of such Collateral, including accounts, documents, instruments, chattel paper, and general intangibles.

         INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents. In addition, and without limitation, the term "Indebtedness" includes all amounts identified in the Cross-Collateralization, Revolving Line of Credit and Future Advances paragraphs as contained in one or more of the Related Documents.

         LENDER. The word "Lender" means Bank One, N.A., with its main office at Chicago, Illinois, its successors and assigns.

         NOTE. The word "Note" means the Note executed by Borrower in the principal amount of $3,000,000.00 dated July 28, 2003, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

         OBLIGOR. The word "Obligor" means without limitation any and all persons obligated to pay money or to perform some other act under the Collateral.

                                                                         PAGE 11
                          COMMERCIAL PLEDGE AGREEMENT
                                   (CONTINUED)

         RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

BORROWER AND GRANTOR HAVE READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL PLEDGE AGREEMENT AND AGREE TO ITS TERMS. THIS AGREEMENT IS DATED JULY 28, 2003.

GRANTOR:


X  /s/ Stanford C. Finney, Jr.
 _____________________________________________________
      STANFORD C. FINNEY, JR., INDIVIDUALLY


BORROWER:

GENITOPE CORPORATION


By:  /s/ Dan W. Denney, Jr.
   ___________________________________________________

                                    EXHIBIT A

BORROWER: GENITOPE CORPORATION   LENDER: BANK ONE, N.A., WITH ITS MAIN OFFICE AT
          8201 PRESTON, LB 21            CHICAGO, ILLINOIS
          DALLAS, TX 75225               DALLAS PRIVATE CLIENT SERVICES LPO
                                         1717  MAIN STREET
                                         DALLAS, TX 75201

   TYPE OF MARGINABLE COLLATERAL         MARGIN PERCENTAGE (%)       LIQUIDATION PERCENTAGE (%)
Bank One Deposits                                 100                           100

Investment Grade U.S. Commercial                   97                           100
Paper Money Market Mutual Funds,
Non-Bank One Deposits

U.S. government/agency bonds,                      95                           100
Investment grade Municipal Debt,
Investment grade Corporate Debt each
with a term less than or equal to 5
years

U.S. government/agency bonds,                      90                            95
Investment grade Municipal Debt, each
with a term greater than 5 years

Mutual Fund that invests in a                      90                            95
diversified portfolio in which at
least 95% is comprised of Investment
grade bonds

Mutual Fund that invests in a                      85                            90
diversified portfolio of stocks or
bonds and not considered a Volatile
Mutual Fund

Common or preferred stock traded on                85                            90
NYSE, AMEX, or NASDAQ, having a share
price of $ 10.00 or greater

Volatile Mutual Fund a mutual fund whose price fluctuation (or beta) is two or more times the price fluctuation of the S&P 500.

                                    EXHIBIT B

BORROWER: GENITOPE CORPORATION   LENDER: BANK ONE, N.A., WITH ITS MAIN OFFICE AT
          8201 PRESTON, LB 21            CHICAGO, ILLINOIS
          DALLAS, TX 75225               DALLAS PRIVATE CLIENT SERVICES LPO
                                         1717 MAIN STREET
                                         DALLAS, TX 75201

GRANTOR:  STANFORD C. FINNEY, JR.
          8201 PRESTON, LB 21
          DALLAS, TX 75225

THIS EXHIBIT B IS ATTACHED TO AND BY THIS REFERENCE IS MADE A PART OF THE COMMERCIAL PLEDGE AGREEMENT, DATED JULY 28, 2003, AND EXECUTED IN CONNECTION WITH A LOAN OR OTHER FINANCIAL ACCOMMODATIONS BETWEEN BANK ONE, N.A., WITH ITS MAIN OFFICE AT CHICAGO, ILLINOIS AND GENITOPE CORPORATION.

FORM OF NOTICE OF SOLE CONTROL

EXHIBIT B

JULY 28, 2003
BANC ONE SECURITIES CORPORATION

ATTENTION: _________________________

RE: NOTICE OF SOLE CONTROL

LADIES AND GENTLEMEN:

PURSUANT TO THE CONTROL AGREEMENT, DATED JULY 28, 2003 (A COPY OF WHICH IS ATTACHED HERETO), WE GIVE YOU NOTICE OF OUR SOLE CONTROL OVER ACCOUNT NUMBER 60Y503356 AND ANY PROPERTY THEREIN (THE "ACCOUNT") HELD WITH BANC ONE SECURITIES CORPORATION. YOU ARE INSTRUCTED NOT TO ACCEPT ANY INSTRUCTIONS, ENTITLEMENT ORDERS OR DIRECTIONS WITH RESPECT TO THE ACCOUNT FROM ANY PARTY OTHER THAN THE UNDERSIGNED AFFILIATE.

YOU ARE INSTRUCTED TO DELIVER A COPY OF THIS NOTICE TO STANFORD C. FINNEY, JR.

BANK ONE, N.A.


By:  /s/ Barry J. Fields
    _________________________________



Name:  Barry J. Fields
      _______________________________



Title:  Vice President
       ______________________________

                                                                          PAGE 2
                          COMMERCIAL PLEDGE AGREEMENT
                                   (CONTINUED)

THIS EXHIBIT B IS EXECUTED ON JULY 28, 2003.

GRANTOR


X  /s/ Stanford C. Finney
 ___________________________________________________
       STANFORD C. FINNEY, INDIVIDUALLY


BORROWER:

GENITOPE CORPORATION


BY: /s/ Dan W. Denney, Jr.
   _________________________________________________

                                                 APPROVAL EXPIRES MARCH 31, 2002

                BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
     STATEMENT OF PURPOSE FOR AN EXTENSION OF CREDIT SECURED BY MARGIN STOCK
                           (FEDERAL RESERVE FORM U-1)

            BANK ONE, N.A., WITH ITS MAIN OFFICE AT CHICAGO, ILLINOIS
                                  Name of Bank

       This report is required by law (15 U.S.C. 78g and 78w; 12 CPR 221).

The Federal Reserve may not conduct          Public reporting burden for this
or sponsor, and an organization (or          collection of information is
a person) is not required to                 estimated to average 4.2 minutes
respond to, a collection of                  (0.07 hours) per response,
information unless it displays a             including the time for reviewing
currently valid OMB control number.          instructions, searching existing
                                             data sources, gathering and
                                             maintaining the data needed, and
                                             completing and reviewing the
                                             collection of information. Send
                                             comments regarding this burden
                                             estimate, including suggestions for
                                             reducing this burden. to Secretary,
                                             Board of Governors of the Federal
                                             Reserve System, 20th arid C
                                             Streets, N.W., Washington, D.C.
                                             20551; and to the Office of
                                             Management and Budget. Paperwork
                                             Reduction Project (7100-0115),
                                             Washington. D.C. 20503.

         INSTRUCTIONS

         1. This form must be completed when a bank extends credit in excess of $100,000 secured directly or indirectly, in whole or in part, by any margin stock.

         2.       The term "margin stock" is defined in Regulation U (12 CFR
         221) and includes. principally: (1) stocks that are registered on a national securities exchange or that are on the Federal Reserve Board's List of Marginable OTC Stocks; (2) debt securities (bonds) that are convertible into margin stocks; (3) any over-the-counter security designated as qualified for trading in the National Market System under a designation plan approved by the Securities and Exchange Commission (NMS security); and (4) shares of most mutual funds, unless 95 per cent of the assets of the fund are continuously invested in U.S. government, agency, state, or municipal obligations.

         3. Please print or type (if space is inadequate, attach separate sheet).

         PART I TO BE COMPLETED BY BORROWER(S)


         1.       What is the amount of the credit being extended? $3,000,000 &
                                                                   $5,000,000


         2. Will any part of this credit be used to purchase or carry margin stock? [ ] Yes [X] No

         IF THE ANSWER IS "NO," describe the specific purpose of the credit.

         _______________________________________________________________________

                                 Business Needs

         _______________________________________________________________________


         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         I (We) have read this form and certify that to the best of my (our) knowledge and belief the information given is true, accurate, and complete, and that the margin stock and any other securities collateralizing this credit are authentic, genuine, unaltered, and not stolen, forged, or counterfeit.

Signed:                                  Signed:

/s/ Dan W. Denney, Jr.
____________________________________     _______________________________________
Borrower's Signature        Date         Borrower's Signature            Date


____________________________________     _______________________________________
Print or Type Name                       Print or Type Name

                    This form should not be signed if blank.

    A BORROWER WHO FALSELY CERTIFIES THE PURPOSE OF A CREDIT ON THIS FORM OR OTHERWISE WILLFULLY OR INTENTIONALLY EVADES THE PROVISIONS OF REGULATION U
      WILL ALSO VIOLATE FEDERAL RESERVE REGULATION X, "BORROWERS WHO OBTAIN
                              SECURITIES CREDIT."

PART II TO BE COMPLETED BY BANK ONLY IF THE PURPOSE OF THE CREDIT IS TO PURCHASE OR CARRY MARGIN SECURITIES (PART I (2) ANSWERED "YES")

1. List the margin stock securing this credit; do not include debt securities convertible into margin stock. The maximum loan value of margin stock is 50 per cent of its current market value under the current Supplement to Regulation U.

---------------------------------------------------------------------------------------------------
                                                                 Date and source
No. of                                           Market price     of valuation       Total market
shares                     Issue                  per share     (See note below)    value per issue
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

2. List the debt securities convertible into margin stock securing this credit. The maximum loan value of such debt securities is 50 per cent of the current market value under the current Supplement to Regulation U.

---------------------------------------------------------------------------------------------------
                                                                 Date and source
Principal                                                         of valuation       Total market
 amount                    Issue                 Market price   (See note below)    value per issue
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

3.       List other collateral including nonmargin stock securing this credit.

----------------------------------------------------------------------------------------------
                                                                 Date and source
                                                                  of valuation      Good faith
                     Describe briefly            Market price   (See note below)    loan value
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

NOTE: BANK NEED NOT COMPLETE "DATE AND SOURCE OF VALUATION" IF THE MARKET VALUE WAS OBTAINED FROM REGULARLY PUBLISHED INFORMATION A JOURNAL OF GENERAL CIRCULATION OR AUTOMATED QUOTATION SYSTEM

PART III TO BE SIGNED BY A BANK OFFICER IN ALL INSTANCES

I am a duly authorized representative of the bank and understand that this credit secured by margin stock may be subject to the credit restrictions of Regulation U. I have read this form and any attachments, and I have accepted the customer's statement in Part I in good faith as required by Regulation U *; and I certify that to the best of my knowledge and belief, all the information given is true, accurate, and complete. I also certify that if any securities that directly secure the credit are not or will not be registered in the name of the borrower or its nominee, I have or will cause to have examined the written consent of the registered owner to pledge such securities. I further certify that any securities that have been or will be physically delivered to the bank in connection with this credit have been or will be examined, that all validation procedures required by bank policy and the Securities Exchange Act of 1934 (section 17 (f), as amended), have been or will be performed, and that I am satisfied to the best of my knowledge and belief that such securities are genuine and not stolen or forged and their faces have not been altered.

                                           SIGNED:

                                            /s/ Barry Fields
____________________________________       _____________________________________
Date                                       Bank officer's signature

                                                Barry J. Fields
____________________________________       _____________________________________
Title                                      Print or type name

* TO ACCEPT THE CUSTOMER'S STATEMENT: IN GOOD FAITH, THE OFFICER OF THE BANK MUST BE ALERT TO THE CIRCUMSTANCES SURROUNDING THE CREDIT AND, IF IN POSSESSION OF ANY INFORMATION THAT WOULD CAUSE A PRUDENT PERSON NOT TO ACCEPT THE STATEMENT WITHOUT INQUIRY MUST HAVE INVESTIGATED AND BE SATISFIED THAT THE STATEMENT IS TRUTHFUL. AMONG THE FACTS WHICH WOULD REQUIRE SUCH INVESTIGATION ARE RECEIPT OF THE STATEMENT THROUGH THE MAIL OR FROM A THIRD PARTY.

  THIS FORM MUST BE RETAINED BY THE LENDER FOR THREE YEARS AFTER THE CREDIT IS
                                 EXTINGUISHED.

[BANK ONE LOGO]

                            NOTICE OF FINAL AGREEMENT

BORROWER:  GENITOPE CORPORATION           LENDER:  BANK ONE, N.A., WITH ITS MAIN
           8201 PRESTON, LB 21                     OFFICE AT CHICAGO, ILLINOIS
           DALLAS, TX 75225                        DALLAS PRIVATE CLIENT
                                                   SERVICES LPO
                                                   1717 MAIN STREET
                                                   DALLAS, TX 75201

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

AS USED IN THIS NOTICE, THE FOLLOWING TERMS HAVE THE FOLLOWING MEANINGS:

LOAN. The term "Loan" means the following described loan: a non-precomputed Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $3,000,000.00 due on December 6, 2003. A margin of 0.000% is added to the index rate. Lender will tell the Borrower the current index rate upon Borrower's request.

LOAN AGREEMENT. The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

                                 LOAN DOCUMENTS

Corporate Resolution: GENITOPE CORPORATION TX Commercial     Promissory Note TX Commercial Pledge Agreement:  Banc
Guaranty:  STANFORD C. FINNEY, JR. Federal Reserve Form      One Securities Corporation account number 6OY503356, in
U-1: Banc One Securities Corporation account number          the name of Stanford C. Finney, Jr., together with all
60Y503356, in the name of Stanford C. Finney, Jr.,           (i) securities, commodity contracts, financial assets,
together with all: (i) securities, commodity contracts,      other investment property and cash therein, or
financial assets, other investment property and cash         associated therewith, whether presently or in the
therein, or associated therewith, whether presently or in    future; (ii) accounts and general intangibles
the future; (ii) accounts and general intangibles            pertaining thereto, forming a part thereof, arising
pertaining thereto, forming a part thereof, arising          thereunder or associated therewith: and (iii) all
thereunder or associated therewith; and (iii) all proceeds   proceeds and products thereof, accessions thereto and
and products thereof, accessions thereto and substitutions   substitutions therefor.; owned by FINNEY, JR.
therefor. PB Exhibit Det of Collateral - Exhibit A           Irrevocable Stock or Bond Power: Banc One Securities
Disbursement Request and Authorization Notice of Final       Corporation account number 60Y503356, in the name of
Agreement Authorization Agreement for Auto Debit             Stanford C. Finney, Jr., together with all: (i)
                                                             securities, commodity contracts, financial assets,
                                                             other investment property and cash therein, or
                                                             associated therewith, whether presently or in the
                                                             future; (ii) accounts and general intangibles pertaining
                                                             thereto, forming a part thereof, arising thereunder or
                                                             associated therewith; and (iii) all proceeds and products
                                                             thereof, accessions thereto and substitutions therefor.

PARTIES. The term "Parties" means Bank One, N.A., with its main office at Chicago, Illinois and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

         BORROWER:    GENITOPE CORPORATION
         GRANTOR(S):  STANFORD C. FINNEY, JR.
         GUARANTOR 1: STANFORD C. FINNEY, JR.

THIS NOTICE OF FINAL AGREEMENT IS GIVEN BY BANK ONE, N.A., WITH ITS MAIN OFFICE AT CHICAGO, ILLINOIS PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE. EACH PARTY WHO SIGNS BELOW, OTHER THAN BANK ONE, N.A., WITH ITS MAIN OFFICE AT CHICAGO, ILLINOIS, ACKNOWLEDGES, REPRESENTS, AND WARRANTS TO BANK ONE, N.A., WITH ITS MAIN OFFICE AT CHICAGO, ILLINOIS THAT IT HAS RECEIVED, READ AND UNDERSTOOD THIS NOTICE OF FINAL AGREEMENT. THIS NOTICE IS DATED JULY 28, 2003.

BORROWER:

GENITOPE CORPORATION

BY: /s/ DAN W. DENNEY JR.
    ------------------------------------

                            NOTICE OF FINAL AGREEMENT
                                  (CONTINUED)

GRANTOR

X /s/ STANFORD C. FINNEY, JR.
  ------------------------------------
  STANFORD C. FINNEY, JR., INDIVIDUALLY

GUARANTOR:

X /s/ STANFORD C. FINNEY, JR.
  ------------------------------------
  STANFORD C. FINNEY, JR., INDIVIDUALLY

LENDER:

BANK ONE, N.A., WITH ITS MAIN AT CHICAGO, ILLINOIS


X /s/ Barry J. Fields
  ------------------------------------
  AUTHORIZED SIGNER

[BANK ONE LOGO]

                                 PROMISSORY NOTE

BORROWER: GENITOPE CORPORATION           LENDER: BANK ONE, N.A., WITH ITS MAIN
          8201 PRESTON, LB 21                    OFFICE AT CHICAGO, ILLINOIS
          DALLAS, TX  75225                      DALLAS PRIVATE CLIENT SERVICES
                                                 LPO
                                                 1717 MAIN  STREET
                                                 DALLAS, TX  75201

Principal Amount: $5,000,000.00                      Date of Note: July 28, 2003

PROMISE TO PAY. GENITOPE CORPORATION ("BORROWER") PROMISES TO PAY TO BANK ONE, N.A., WITH ITS MAIN OFFICE AT CHICAGO, ILLINOIS ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF FIVE MILLION & 00/100 DOLLARS ($5,000,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE OR MATURITY, WHICHEVER OCCURS FIRST.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON DECEMBER 6. 2003. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ALL ACCRUED UNPAID INTEREST DUE AS OF EACH PAYMENT DATE, BEGINNING SEPTEMBER 6, 2003, WITH ALL SUBSEQUENT INTEREST PAYMENTS TO BE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. PAYMENTS AND ANY OTHER CREDITS SHALL BE ALLOCATED AMONG PRINCIPAL, INTEREST AND FEES AT THE DISCRETION OF LENDER UNLESS OTHERWISE REQUIRED BY APPLICABLE LAW. THE ANNUAL INTEREST RATE FOR THIS NOTE IS COMPUTED ON A 365/360 BASIS; THAT IS, BY APPLYING THE RATIO OF THE ANNUAL INTEREST RATE OVER A YEAR OF 360 DAYS, MULTIPLIED BY THE OUTSTANDING PRINCIPAL BALANCE, MULTIPLIED BY THE ACTUAL NUMBER OF DAYS THE PRINCIPAL BALANCE IS OUTSTANDING, UNLESS SUCH CALCULATION WOULD RESULT IN A USURIOUS RATE, IN WHICH CASE INTEREST SHALL BE CALCULATED ON A PER DIEM BASIS OF A YEAR OF 365 OR 366 DAYS, AS THE CASE MAY BE. Borrower will pay Lender at Lender's address shown on loan account statements sent to the Borrower, Lender's address shown in any payment coupon book provided to the Borrower, or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Prime Rate (the "Index"). "Prime Rate" shall mean the rate announced from time to time by Lender as its prime rate (which rate may not be the lowest, best or most favorable rate of interest which Lender may charge on loans to its customers). Each change in the rate to be charged on this Note will become effective without notice on the same day as the Index changes. THE INTEREST RATE TO BE APPLIED PRIOR TO MATURITY TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 0.500 PERCENTAGE POINTS OVER THE INDEX. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. For purposes of this Note, the "maximum rate allowed by applicable law" means the greater of
(A) the maximum rate of interest permitted under federal or other law applicable to the indebtedness evidenced by this Note, or (B) the "Weekly Ceiling," as of the date of this Note, as referred to in Chapter 303 of the Texas Finance Code.

PREPAYMENT. Borrower may pay without fee all or a portion of the principal amount owed hereunder earlier than it is due. All prepayments shall be applied to the Indebtedness in such order and manner as Lender may from time to time determine in its sole discretion. Borrower agrees not to send Lender payments marked "paid in full," "without recourse," or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Wealth Management Loan Servicing, P.O. Box 36648 Louisville, KY 40233-6648.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% OF THE REGULARLY SCHEDULED PAYMENT OR $25.00, WHICHEVER IS GREATER.

POST MATURITY RATE. Upon the occurrence of any Event of Default, or if this Note is not paid at final maturity, Lender, at Lender's option, may add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid, at the Post Maturity Rate provided In this Note. The Post Maturity Rate on this Note is the lesser of the maximum rate allowed by applicable law or 3.000 percentage points over the variable interest rate. Borrower will pay interest on all sums due after final maturity, whether by acceleration or otherwise, at that rate. Borrower also will pay interest at the Post Maturity Rate on the principal amount of each past due Installment from the due date until paid.

                                 PROMISSORY NOTE
                                   (CONTINUED)

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

         PAYMENT DEFAULT. Borrower fails to make any payment when due under this Note.

         OTHER DEFAULTS. Borrower fails to comply with or to pay or perform any other term, obligation, covenant or condition contained in this Note or in any of the Related Documents or to comply with or to pay or perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower or between Borrower and any affiliate of BANK ONE CORPORATION.

         TRANSFER OF ASSETS. Borrower leases, sells, or otherwise conveys, or agrees to lease, sell, or otherwise convey, a material part of its assets or business outside of the ordinary course of business.

         DEFAULTS WITH RESPECT TO THIRD PARTIES. Borrower fails to make any payment when due or fails to comply with or to perform any term, obligation, covenant or condition contained in any agreement between any other person and Borrower.

         FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter

         JUDGMENTS OR DECREES. One or more judgments or decrees shall be entered against the Borrower and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal.

         INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

         CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure, replevin, repossession, attachment, levy, execution, or forfeiture proceedings, whether by judicial proceeding, self-help, or any other method, by any creditor of Borrower, or by any governmental agency against the Collateral or any other assets of Borrower. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply If there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

         FAILURE TO COMPLY WITH LAWS. Borrower fails to comply with all applicable statutes, laws, ordinances and governmental rules, regulations and orders to which it is subject or which are applicable to its business, property and assets.

         CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

         ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

         EVENTS AFFECTING GUARANTOR. Any of the preceding Events of Default occurs with respect to any guarantor of the Indebtedness as if the word "guarantor" were substituted for the word "Borrower" in such Event of Default, or any guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty.

         INSECURITY.  Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon the occurrence of any Event of Default, Lender may declare the entire unpaid principal balance on this Note and the Indebtedness and all accrued unpaid interest immediately due, without notice (except that in the case of any Event of Default of the type described in the DEFAULT - Insolvency section herein, such acceleration shall be automatic and not at Lender's

                                 PROMISSORY NOTE
                                   (CONTINUED)

option), and then Borrower will pay that amount. Borrower shall be liable for any deficiency remaining after disposition of any collateral which Lender may choose to realize upon.

ATTORNEYS' FEES; EXPENSES. Lender may hire an attorney to help collect this Note if Borrower does not pay, and Borrower will pay Lender's reasonable attorneys' fees. Borrower also will pay Lender all other amounts Lender actually incurs as court costs, lawful fees for filing, recording, releasing to any public office any instrument securing this Note; the reasonable cost actually expended for repossessing, storing, preparing for sale, and selling any security; and fees for noting a lien on or transferring a certificate of title to any motor vehicle offered as security for this Note, or premiums or identifiable charges received in connection with the sale of authorized insurance.

GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF TAXES. THIS NOTE HAS BEEN ACCEPTED BY LENDER IN THE STATE OF TEXAS.

CHOICE OF VENUE. If there is a lawsuit, and if the transaction evidenced by this Note occurred in Dallas County, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Dallas County, State of Texas.

DISHONORED CHECK CHARGE. Borrower will pay a processing fee of $25.00 if any check given by Borrower to Lender as a payment on this loan is dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a security interest in, as well as a right of setoff against, and hereby assigns, conveys, delivers, pledges and transfers to Lender, as security for repayment of the Indebtedness, all Borrower's right, title and interest in and to all Borrower's accounts (whether checking, savings, or some other account) with Lender or any subsidiary or affiliate of BANK ONE CORPORATION (each hereinafter referred to as a "Lender Affiliate") and all other obligations at any time owing by Lender or any Lender Affiliate to Borrower. This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, without prior notice to Borrower and irrespective of (i) whether or not Lender has made any demand under this Note or the Related Documents or (ii) whether such Indebtedness is contingent, matured or unmatured, to the extent permitted by law, to collect, charge and/or setoff all sums owing on the Indebtedness against any and all such accounts and other obligations, and, at Lender's option, to administratively freeze or direct a Lender Affiliate to administratively freeze all such accounts and other obligations to allow Lender to protect Lender's security interest, collection, charge and setoff rights provided in this paragraph.

LINE OF CREDIT. This Note evidences a revolving line of credit. The unpaid principal balance of this Note shall increase and decrease with each new advance and payment hereunder, as the case may be. Subject to the terms hereof, Borrower may borrow, repay and reborrow hereunder. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure. THIS REVOLVING LINE OF CREDIT SHALL NOT BE SUBJECT TO SEC. 346 OF THE TEXAS FINANCE CODE.

LATE CHARGES. In the "Late Charge" provision set forth above, the following language is hereby added after the word "greater": "up to the maximum amount of Two Hundred Fifty Dollars ($250.00) per late charge."

FINANCIAL STATEMENTS. Borrower shall furnish Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

ENFORCEABILITY AND ORGANIZATION. Borrower is duly authorized to transact business in all states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Borrower's execution, delivery and performance of this Note and all the Related Documents have been duly authorized by all necessary action by Borrower. This Note and all the Related Documents constitute legal, valid and binding obligations of

                                 PROMISSORY NOTE
                                   (CONTINUED)

Borrower enforceable against Borrower in accordance with their respective terms. If applicable, Borrower is an entity which is, and at all times shall be, duly organized, validly existing, and In good standing under and by virtue of the laws of the state of its organization.

INFORMATION WAIVER. Lender may provide, without any limitation whatsoever, to any one or more purchasers, potential purchasers, or affiliates of BANK ONE CORPORATION, any information or knowledge Lender may have about the undersigned or about any matter relating to this document and the Related Documents, and the undersigned hereby waives any right to privacy the undersigned may have with respect to such matters.

INDEBTEDNESS. The word "Indebtedness" means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents, together with interest on such amounts as provided in this Note, and all obligations, debts and liabilities, plus interest thereon, of Borrower or any one or more of them to Lender, as well as all claims by Lender against Borrower or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of this Note, whether voluntary or otherwise, whether due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated and whether Borrower may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise and whether recovery upon such amounts may be or hereafter become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter become otherwise unenforceable; and further includes, without limitation, all principal, interest, and other amounts, costs and expenses payable under the Related Documents, whether executed by the Borrower or by any other person or entity, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Related Documents, together with interest thereon as provided in the Related Documents.

RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now existing or hereafter arising, executed in connection with the Indebtedness.

LIABILITIES FOR OBLIGATIONS UNDER RELATED DOCUMENTS. Borrower also promises to pay to Lender all of the Indebtedness. Borrower acknowledges that some of the Related Documents, pursuant to which Indebtedness may arise, may be executed only by persons or entities other than the Borrower.

PURPOSE. Borrower agrees that no advances under this Note shall be used for personal, family or household purposes and that all advances hereunder shall be used solely for business, commercial, agricultural or other similar purposes.

ARBITRATION. Undersigned and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this document or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral or Property (as defined herein or in any Related Document) securing this document shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to applicable law. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral or Property securing this document, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral or Property securing this document, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this document shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, THE RELATED DOCUMENTS, OR ANY RELATIONSHIP BETWEEN OR AMONG THE UNDERSIGNED AND LENDER. THIS

                                 PROMISSORY NOTE
                                   (CONTINUED)

PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING EVIDENCED BY THIS DOCUMENT AND THE RELATED DOCUMENTS.

BORROWER'S ACKNOWLEDGEMENT AND AGREEMENT REGARDING AFFILIATE BANKS. Borrower may now or in the future have a borrowing relationship with Bank One, NA with its main office in Columbus, Ohio (the "Bank Affiliate"). Lender and Borrower intend that the terms, covenants, conditions, warranties and obligations of Borrower in only one agreement in the nature of a loan or credit agreement ("Loan Agreement") be applicable to the borrowing relationship of Borrower and Lender and of Borrower and the Bank Affiliate. Therefore, if Borrower executes a Loan Agreement with the Bank Affiliate, the Borrower agrees that the terms, covenants, conditions, warranties and obligations of Borrower contained in that Loan Agreement between Borrower and the Bank Affiliate shall also apply to this Note.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Texas (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. The right to accelerate maturity of sums due under this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the loan evidenced by this Note until payment in full so that the rate or amount of interest on account of the loan evidenced hereby does not exceed the applicable usury ceiling. If any part of this Note cannot be enforced, this fact will not affect the rest of this Note. It is agreed that any payment which would otherwise for any reason be deemed unlawful interest under applicable law shall be deemed to have been applied to the unpaid principal balance of this Note, or to other Indebtedness. The unpaid balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, notice of dishonor, notice of intent to accelerate the maturity of this Note, and notice of acceleration of the maturity of this Note. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. Unless specifically permitted otherwise by the terms and conditions of this Note, no alteration of or amendment to this Note shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of this Note, or the Related Documents or of any participation interest in this Note or Related Documents to one or more purchasers, whether related or unrelated to Lender. Borrower waives any and all notices of sale of this Note, the Related Documents or of any participation interests, as well as any notices of any repurchases of this Note, the Related Documents, or of any participation interests. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

GENITOPE CORPORATION


BY: /s/ Dan W. Denney, Jr.
    _________________________________

[BANK ONE LOGO]

                              CORPORATE RESOLUTION

CORPORATION: GENITOPE CORPORATION         LENDER: BANK ONE, N.A., WITH ITS MAIN
             8201 PRESTON, LB 21                  OFFICE AT CHICAGO, ILLINOIS
             DALLAS, TX  75225                    DALLAS PRIVATE CLIENT SERVICES
                                                  LPO
                                                  1717 MAIN  STREET
                                                  DALLAS, TX  75201

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE. The complete and correct name of the Corporation is GENITOPE CORPORATION ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. The Corporation is duly authorized to transact business in the State of Texas and all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 8201 PRESTON, LB 21, DALLAS, TX 75225. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.


RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on July 21, 2003, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.



NAMES                TITLES                 AUTHORIZED                 ACTUAL SIGNATURES
-----                ------                 ----------                 -----------------------
Dan W. Denney Jr.     CEO                       Y                      X /s/ Dan W. Denney Jr.
                                                                        ----------------------


ACTIONS AUTHORIZED. The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the
Corporation:

         BORROW MONEY. To borrow and incur any indebtedness or credit accommodations from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed or incurred, including without limitation, entering into reimbursement agreements related to letters of credit.

         EXECUTE NOTES. To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

         GUARANTY. To guarantee or act as surety for loans or other financial accommodations to any person or entity from Lender on such guarantee or surety terms as may be agreed upon with Lender.

                              CORPORATE RESOLUTION
                                  (CONTINUED)

         GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation, as Security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation, any other person or any other entity owed to Lender at any time, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, encumbered or otherwise secured or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

         EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

         SUBORDINATION. To subordinate, in all respects, any and all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from any person or entity to the Corporation to all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from such person or entity to Lender ("Subordinated Indebtedness"), together with subordination by the Corporation of any and all security interests of any kind, whether now existing or hereafter acquired, securing payment or performance of the Subordinated Indebtedness; all on such subordination terms as may be agreed upon between the Corporation's Officers and Lender and in such amounts as in his or her judgment should be subordinated.

         NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation's account with Lender, or to cause such other disposition of the proceeds derived therefrom as he or she may deem advisable.

         FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:
NONE.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation's principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite his or her respective name, This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL. The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

                              CORPORATE RESOLUTION
                                  (CONTINUED)

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to Lender and receipt acknowledged by Lender in writing at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements of commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, we have hereunto set our hand and attest that the signature set opposite the name listed above is his or her genuine signature.


We each have read all the provisions of this Resolution, and we each personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution is dated July 21, 2003.


THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

                                CERTIFIED TO AND ATTESTED BY:


                                By /s/ Laura Woodhead, Secretary          (Seal)
                                   _____________________________
                                AUTHORIZED SIGNER FOR GENITOPE CORPORATION


NOTE: If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

[BANK ONE LOGO]

                               COMMERCIAL GUARANTY

BORROWER:  GENITOPE CORPORATION           LENDER: BANK ONE, N.A., WITH ITS MAIN
           8201 PRESTON, LB 21                    OFFICE AT CHICAGO, ILLINOIS
           DALLAS, TX  75225                      DALLAS PRIVATE CLIENT SERVICES
                                                  LPO
                                                  1717 MAIN  STREET
                                                  DALLAS, TX  75201

GUARANTOR: STANFORD C. FINNEY, JR.
           8201 PRESTON, LB 21
           DALLAS, TX  75225

AMOUNT OF GUARANTY. The amount of this Guaranty is Unlimited,

CONTINUING UNLIMITED GUARANTY. For good and valuable consideration, STANFORD C. FINNEY, JR. ("Guarantor") absolutely and unconditionally guarantees and promises to pay to Bank One, N.A., with its main office at Chicago, Illinois ("Lender") or its order, In legal tender of the United States of America, the Indebtedness (as that term is defined below) of GENITOPE CORPORATION ("Borrower") to Lender on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of Guarantor is unlimited and the obligations of Guarantor are continuing.

INDEBTEDNESS GUARANTEED. The Indebtedness guaranteed by this Guaranty includes any and all of Borrower's indebtedness to Lender and is used in the most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations and debts to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, attorneys' fees, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of Infancy, insanity, ultra vires, or otherwise.

NATURE OF GUARANTY. This Guaranty is a guaranty of payment and not of collection. Therefore, the Lender can insist that the Guarantor pay immediately, and the Lender is not required to attempt to collect first from the Borrower, any collateral, or any other person liable for the Indebtedness.

OTHER GUARANTIES. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, the rights of Lender under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this Guaranty and any such other unterminated guaranties.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at Lender's address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor's written revocation and Lender's written acknowledgment of receipt. For this purpose and without limitation, the term "new Indebtedness" does not include Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. This Guaranty shall bind Guarantor's estate as to Indebtedness created both before and after Guarantor's death or incapacity, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any

                               COMMERCIAL GUARANTY
                                  (CONTINUED)

other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. Guarantor shall be liable, jointly and severally, with Borrower and any other guarantor of all or any part of the Indebtedness, and release of any other guarantor of all or any part of the Indebtedness, or termination or revocation of any other guaranty of all or any part of the Indebtedness, shall not affect the liability of Guarantor under this Guaranty. IT IS ANTICIPATED THAT FLUCTUATIONS MAY OCCUR IN THE AGGREGATE AMOUNT OF INDEBTEDNESS COVERED BY THIS GUARANTY, AND GUARANTOR SPECIFICALLY ACKNOWLEDGES AND AGREES THAT REDUCTIONS IN THE AMOUNT OF INDEBTEDNESS, EVEN TO ZERO DOLLARS ($0.00), PRIOR TO GUARANTOR'S WRITTEN REVOCATION OF THIS GUARANTY SHALL NOT CONSTITUTE A TERMINATION OF THIS GUARANTY. THIS GUARANTY IS BINDING UPON GUARANTOR AND GUARANTOR'S HEIRS, SUCCESSORS AND ASSIGNS SO LONG AS ANY OF THE GUARANTEED INDEBTEDNESS REMAINS UNPAID AND EVEN THOUGH THE INDEBTEDNESS GUARANTEED MAY FROM TIME TO TIME BE ZERO DOLLARS ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening or otherwise affecting Guarantor's liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral, and release the Borrower, with or without the assumption of the Indebtedness by any other entity; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign of grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(B) this Guaranty is executed at Borrower's request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (F) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's' financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened;
(1) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition; and (K) as of the date hereof, and after giving effect to this Guaranty, (1) Guarantor is and will be solvent, (2) the fair saleable value of Guarantor's assets exceeds and will continue to exceed Guarantor's liabilities (both fixed and contingent), (3) Guarantor is and will continue to be able to pay Guarantor's debts as they mature, and (4) it Guarantor is not an individual, Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that Lender shall have no obligation to disclose to Guarantor any Information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S FINANCIAL STATEMENTS. Guarantor agrees to furnish Lender with the following:

         ANNUAL STATEMENTS. As soon as available, but in no event later than ninety (90) days after the end of each fiscal year, Guarantor's balance sheet and income statement for the year ended, prepared by Guarantor,

         TAX RETURNS. As soon as available, but in no event later than thirty
         (30) days after the applicable filing date for the tax reporting period ended, Federal and other governmental tax returns, prepared by Guarantor.

                               COMMERCIAL GUARANTY
                                  (CONTINUED)

         ADDITIONAL REQUIREMENTS. INDEBTEDNESS. Create, incur or assume additional indebtedness for borrowed money, including capital leases, or guaranty any indebtedness owing by others, other than (A) current unsecured trade debt incurred in the ordinary course of business, (B) indebtedness owing to Lender, (C) borrowings outstanding as of tile date hereof and disclosed to Lender in writing, and (D) borrowings from others that do not exceed $ 1 000,000.00 in the aggregate at any time and any borrowings otherwise approved by Lender in writing.

         MINIMUM LIQUIDITY. Maintain at all times, Liquidity in all amount not less than two times the outstanding principal balance of the Indebtedness. Tile term "Liquidity" as used in this covenant means Stanford C. Finney's unencumbered liquid assets (acceptable. to Lender), including cash, equity securities registered or having unlisted trading privileges On a national securities exchange in the United States, money market accounts, mutual funds, certificates of deposit maturing within ninety (90) (lays after the (late of acquisition thereof that are denominated in dollars and issued by banks having the highest credit rating given by Standard and Poor's or Moody's Investors' Services, municipal and corporate bonds rated BBB-or Baa3 or better by Standard and Poor's or Moody's Investors' Services, and any marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by an agency thereof arid backed by the full faith and credit of the United States. Liquid assets, for purposes of computing compliance with this covenant, shall riot include securities held in a qualified retirement plan, -,in individual retirement account or a trust. Stanford C. Finney shall provide third-party verification of tile Liquidity, in form and substance satisfactory to Lender, within thirty
         (30) days after tile end of each calendar Month.

All financial reports required to be provided under this Guaranty shall be prepared in accordance with GAAP, applied oil a consistent basis, arid certified by Guarantor as being true and correct.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue. lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with tile Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender's power: or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

In addition to the waivers set forth herein, if now or hereafter Borrower is or shall become insolvent and the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and gives up in favor of Lender arid Borrower, and Lender's and Borrower's respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within tile meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

The Guarantor agrees that the provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Guarantor under this Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of the Guarantor's liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantor or the Lender, be automatically limited arid reduced to the highest amount that is valid and enforceable as determined in such action or proceeding.

Guarantor waives all rights of Guarantor under Chapter 34 of the Texas Business arid Commerce Code. Guarantor also waives any and all rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from tiny Cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the Indebtedness oil the basis of unjustified impairment of any collateral for the

                               COMMERCIAL GUARANTY
                                  (CONTINUED)

Indebtedness; (E) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; (F) any right to claim the Guaranty is conditioned on anyone else executing this or any other guaranty; or (G) any defenses given to guarantors at law or in equity other than actual payment and performance of tile Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, oil the Indebtedness arid thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for tile purpose of the enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time, any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable are not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

RIGHT OF SETOFF. Guarantor grants to Lender a security interest in, as well as a right of setoff against, and hereby assigns, conveys, delivers, pledges and transfers to Lender, as security for repayment of the Indebtedness, all Guarantor's right, title and interest in and to all Guarantor's accounts (whether checking, savings, or some other account) with Lender or any subsidiary or affiliate of BANK ONE CORPORATION (each hereinafter referred to as a "Lender Affiliate") and all other obligations at any time owing by Lender or any Lender Affiliate to Guarantor. This includes all accounts Guarantor holds jointly with someone else and all accounts Guarantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which tile grant of a security interest would be prohibited by law. Guarantor authorize Lender, without prior notice to Guarantor and irrespective of (i) whether or not Lender has made any demand under this Guarantor on the Related Documents or (ii) whether such Indebtedness is contingent, matured or unmatured, to the extent permitted by law, to collect, charge and/or setoff all sums owing on the, Indebtedness against any and all such accounts and other obligations, and, at Lender's option, to administratively freeze or direct a Lender Affiliate to administratively freeze all such accounts and other obligations to allow Lender to protect Lender's security interest, collection, charge and setoff rights provided in this paragraph.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have, against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of tile claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose (it assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to execute arid file financing statements and continuation statements and to execute such other documents and to take, such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

         AMENDMENTS. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound fly the alteration or amendment.

         ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand and all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys'

                               COMMERCIAL GUARANTY
                                  (CONTINUED)

         fees and local expenses whether or not there is a lawsuit, including Lender's reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

         CAPTION HEADINGS. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

         GOVERNING LAW. THIS GUARANTY WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF TEXAS. THIS GUARANTY HAS BEEN ACCEPTED BY LENDER IN THE STATE OF TEXAS.

         CHOICE OF VENUE. If there is a lawsuit, and if the transaction evidenced by this Guaranty occurred in Dallas County, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Dallas County, State of Texas.

         INTEGRATION. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

         INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting of purporting to act on their behalf, and any Loan indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

         INFORMATION WAIVER. Lender may provide, without any limitation whatsoever, to any one or more purchasers of any Indebtedness, potential purchasers of any Indebtedness, or affiliates of BANK ONE CORPORATION, any information or knowledge Lender may have about Guarantor or about any matter relating to the Indebtedness, and Guarantor hereby waives any right to privacy Guarantor may have with respect to such matters.

         NOTICES. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY." Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, it there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

         NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or

                               COMMERCIAL GUARANTY
                                  (CONTINUED)

         any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

         SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

ARBITRATION. Undersigned and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this document or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral or Property (as defined herein or in any Related Document) securing this document shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to applicable law. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral or Property securing this document, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral or Property securing this document, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this document shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, THE RELATED DOCUMENTS, OR ANY RELATIONSHIP BETWEEN OR AMONG THE UNDERSIGNED AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING EVIDENCED BY THIS DOCUMENT AND THE RELATED DOCUMENTS.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

         BORROWER. The word "Borrower" means GENITOPE CORPORATION, and all other persons and entities signing the Note in whatever capacity.

         GAAP. The word "GAAP" means generally accepted accounting principles.

         GUARANTOR. The word "Guarantor" means each and every person or entity signing this Guaranty, including without limitation STANFORD C. FINNEY, JR.

         GUARANTY. The word "Guaranty" means this guaranty from Guarantor to Lender.

         INDEBTEDNESS. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

         LENDER. The word "Lender" means Bank One, N.A., with its main office at Chicago, Illinois, its successors and assigns.

                               COMMERCIAL GUARANTY
                                  (CONTINUED)

         RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now existing or hereafter arising, executed in connection with the Indebtedness.

GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL GUARANTY AND GUARANTOR AGREES TO ITS TERMS. THIS COMMERCIAL GUARANTY IS DATED JULY 28, 2003.

GUARANTOR:


X   /s/ Stanford C. Finney Jr.
    __________________________________________
    STANFORD C. FINNEY, JR., INDIVIDUALLY

                            NOTICE OF FINAL AGREEMENT

BORROWER:  GENITOPE CORPORATION           LENDER:  BANK ONE, N.A., WITH ITS MAIN
           8201 PRESTON, LB 21                     OFFICE AT CHICAGO, ILLINOIS
           DALLAS, TX 75225                        DALLAS PRIVATE CLIENT
                                                   SERVICES LPO
                                                   1717 MAIN  STREET
                                                   DALLAS, TX  75201

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

As used in this Notice, the following terms have the following meanings:

     LOAN. The term "Loan" means the following described loan: a non-precomputed Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $5,000,000.00 due on December 6, 2003. A margin of 0.500% is added to the index rate. Lender will tell the Borrower the current index rate upon Borrower's request.

     LOAN AGREEMENT. The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

                                       LOAN DOCUMENTS

Corporate Resolution:  GENITOPE CORPORATION      Business Loan Agreement
Promissory Note                                  TX Commercial Guaranty:  STANFORD C. FINNEY, JR.
Disbursement Request and Authorization           Notice of Final Agreement
Authorization Agreement for Auto Debit

PARTIES. The term "Parties" means Bank One, N.A., with its main office at Chicago, Illinois and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

         BORROWER:             GENITOPE CORPORATION
         GUARANTOR 1:          STANFORD C. FINNEY, JR.

THIS NOTICE OF FINAL AGREEMENT IS GIVEN BY BANK ONE, N.A., WITH ITS MAIN OFFICE AT CHICAGO, ILLINOIS PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE. EACH PARTY WHO SIGNS BELOW, OTHER THAN BANK ONE, N.A., WITH ITS MAIN OFFICE AT CHICAGO, ILLINOIS, ACKNOWLEDGES, REPRESENTS, AND WARRANTS TO BANK ONE, N.A., WITH ITS MAIN OFFICE AT CHICAGO, ILLINOIS THAT IT HAS RECEIVED, READ AND UNDERSTOOD THIS NOTICE OF FINAL AGREEMENT. THIS NOTICE IS DATED JULY 28, 2003.

BORROWER:

GENITOPE CORPORATION


BY: /s/ Dan W. Denney, Jr.
    _____________________________________


GUARANTOR:


X   /s/ Stanford C. Finney, Jr.
    _____________________________________
 STANFORD C. FINNEY, JR., INDIVIDUALLY


LENDER:

BANK ONE, N.A., WITH ITS MAIN OFFICE AT CHICAGO, ILLINOIS


X   /s/ Barry J. Fields
    _______________________________________
    AUTHORIZED SIGNER

                                                                   Exhibit 10.18

(BANK ONE LOGO)

                             BUSINESS LOAN AGREEMENT

BORROWER: GENITOPE CORPORATION   LENDER: BANK ONE, N.A., WITH ITS MAIN OFFICE AT
          8201 PRESTON, LB 21            CHICAGO,ILLINOIS
          DALLAS, TX  75225              DALLAS PRIVATE CLIENT SERVICES LPO
                                         1717 MAIN  STREET
                                         DALLAS,TX 75201

THIS BUSINESS LOAN AGREEMENT WITH EFFECT AS OF THE DATE SET FORTH BELOW IS MADE AND EXECUTED BETWEEN GENITOPE CORPORATION ("BORROWER") AND BANK ONE, N.A., WITH ITS MAIN OFFICE AT CHICAGO, ILLINOIS ("LENDER") ON THE FOLLOWING TERMS AND
CONDITIONS: Borrower has received or has applied to receive a commercial loan or loans or other financial accommodations from Lender. All such loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including any and all subsequent amendments, additions, substitutions, renewals and refinancings thereof, except as otherwise may be expressly agreed by and between Borrower and Lender in any Exhibit which may be attached to this Agreement or any written document between Borrower and Lender excluding such document from (this Agreement, are referred to in this Agreement as the "Loan" and collectively as the "Loans". Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement, and (B) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

CONDITIONS PRECEDENT. This Agreement and Lender's obligation to make the initial Advance shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents, which conditions include, without limitation, the following:

      RELATED DOCUMENTS. Borrower shall provide to Lender the Note and all of the Related Documents, all in form and substance satisfactory to Lender and Lender's counsel.

      BORROWER'S AUTHORIZATION. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

      PAYMENT OF FEES AND EXPENSES. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

      REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

      NO EVENT OF DEFAULT. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to, and covenants and agrees with, Lender that, as of the date of this Agreement, as of the date of each Advance, as of the date of any renewal, extension or modification, and at all times any Indebtedness exists:

      ORGANIZATION. Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 8201 PRESTON, LB 21, DALLAS, TX 75225. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its

                             BUSINESS LOAN AGREEMENT
                                   (CONTINUED)
      records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

      AUTHORIZATION. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of Borrower's articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties. Borrower has the power and authority to execute and deliver the Note and the Related Documents and, if applicable, to grant Collateral as security for the Indebtedness.

      FINANCIAL INFORMATION. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

      LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

      PROPERTIES. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

      ENVIRONMENTAL MATTERS AND INDEMNITY. Except as disclosed to Lender in writing prior to the execution of this Agreement, Borrower represents and warrants that: (1) During the period of ownership, use or control of the Assets (which term, for all purposes of this section, shall include all plants, sites and facilities presently or formerly owned, operated, controlled or leased by the Borrower or any Grantor), (a) there has been no violation of any Environmental Laws, and (b) there has been no use, generation, manufacture, storage, treatment, refinement, transportation, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Assets; (2) Borrower has no knowledge of, or reason to believe that, during the period prior to the ownership, use or control of any of the Assets (as defined in clause (1) above) by Borrower or any Grantor, there has been (a) any breach or violation of any Environmental laws by any prior owners or occupants of any of the Assets, or (b) any use, generation, manufacture, storage, treatment, refinement, transportation, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Assets; and (3) neither Borrower nor any Grantor have received any notice of, nor have any knowledge of, any actual or threatened claim, legal proceeding or investigation regarding Borrower, any Grantor or any of the Assets (as defined in clause (1) above) related to Environmental Laws. The representations and warranties, contained herein are based on Borrower's due diligence in investigating all of the Assets for Hazardous Substances.

      Borrower hereby (1) releases and waives any future claims against any Indemnified Party for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to defend, indemnify and hold harmless each Indemnified Party against any and all obligations, actions, judgments, suits, claims, losses, liabilities, damages, penalties, disbursements, costs and expenses (including, without limitation, reasonable attorneys' and consultants' fees), of any kind or nature, which any Indemnified Party may directly or indirectly sustain or suffer resulting from, relating to, arising out of or arising as a consequence of (a) any breach of this section or the "Environmental Compliance and Reports" section below, (b) any use, generation, manufacture, storage, treatment, refinement, transportation, disposal, release, or threatened release of any Hazardous Substance on, under, about or from any of the Assets, whether occurring during or prior to Borrower's or any Grantor's ownership of any of the Assets, and whether or not the same was or should have been known to Borrower, (c) any investigatory or remedial action involving any of the Assets, the operations conducted at any of the Assets or any other operations of Borrower, any Grantor or any occupant at any of the Assets that is

                             BUSINESS LOAN AGREEMENT
                                   (CONTINUED)
      required by any Environmental Laws and (d) the contamination of any of the Assets by any Hazardous Substances, by any means whatsoever (including, without limitation, any migration of any Hazardous Substances onto any of the Assets, present or future). BORROWER SHALL INDEMNIFY THE RESPECTIVE INDEMNIFIED PARTY REGARDLESS OF WHETHER THE ACT, OMISSION, FACTS, CIRCUMSTANCE OR CONDITIONS GIVING RISE TO SUCH INDEMNIFICATION WERE CAUSED IN WHOLE OR IN PART BY THE RESPECTIVE INDEMNIFIED PARTY'S SIMPLE (BUT NOT GROSS) NEGLIGENCE. The provisions of this section, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's or any other Indemnified Party's acquisition of any interest in any of the Assets, whether by foreclosure or otherwise.

      LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

      USE OF LOAN PROCEEDS. No portion of any Advance or Loan shall be used directly or indirectly to purchase ineligible securities, as defined by applicable regulations of the Federal Reserve Board, underwritten by any affiliate BANK ONE CORPORATION during the underwriting period and for 30 days thereafter.

      TAXES. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

      LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Indebtedness.

      BINDING EFFECT. This Agreement, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

      NOTICES OF CLAIMS AND LITIGATION. Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

      FINANCIAL RECORDS. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

      FINANCIAL STATEMENTS. Furnish Lender with the following:

            ADDITIONAL REQUIREMENTS. Interim Financial Statements. Within thirty
            (30) days of each fiscal half year, the interim financial statements of Rainbow Trading Systems and Rainbow Trading Corp, including a balance sheet, income statement and statement of changes in financial position, for the period ended, prepared and certified, subject to year end review adjustments, as correct to the best knowledge and belief by its chief financial officer or other person reasonably acceptable to Lender.

      All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

      ADDITIONAL INFORMATION. Furnish such additional information and statements, as Lender may request from time to time.

                             BUSINESS LOAN AGREEMENT
                                   (CONTINUED)

      INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, and coverages reasonably acceptable to Lender and by insurance companies authorized to transact business in Texas. BORROWER MAY FURNISH THE INSURANCE REQUIRED BY THIS AGREEMENT WHETHER THROUGH EXISTING POLICIES OWNED OR CONTROLLED BY BORROWER OR THROUGH EQUIVALENT COVERAGE FROM ANY INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN TEXAS. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

      INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy;
      (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often then annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

      GUARANTIES. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantor named below, on Lender's forms, and in the amount and under the conditions set forth in those guaranties.

                         NAME OF GUARANTOR                          AMOUNT
                         -----------------                          ------
                      STANFORD C. FINNEY, JR.                      UNLIMITED

      OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

      LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

      TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits.

      PERFORMANCE. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

      OPERATIONS. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

      ENVIRONMENTAL STUDIES. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

                             BUSINESS LOAN AGREEMENT
                                   (CONTINUED)

      COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

      INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other Assets and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

      COMPLIANCE CERTIFICATES. Unless waived in writing by Lender, provide Lender at least annually, with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

      ENVIRONMENTAL COMPLIANCE AND REPORTS. Neither Borrower, nor any Grantor, tenant, contractor, agent or other authorized user of any of the Assets shall use, generate, manufacture, store, treat, refine, transport, dispose of, or release any Hazardous Substance on, under, about or from any of the Assets. Borrower will at all times comply, and will cause any Grantor to comply, with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including, without limitation, all Environmental Laws. Borrower will furnish to Lender as soon as possible and in any event within 10 days after receipt by the Borrower or any Grantor, a copy of (a) any notice or claim to the effect that Borrower or any Grantor is or may be liable to any person as a result of the release by Borrower or any Grantor or any other person of any Hazardous Substance into the environment and (b) any notice alleging any violation of any Environmental Law by Borrower or any Grantor. Borrower will permit, and will cause any Grantor to permit, Lender, by its representatives and agents, to enter upon and test any of the Assets, and inspect any of Borrower's or any Grantor's books and records, all at such reasonable times and intervals as Lender may designate, in order to determine Borrower's and any Grantor's compliance with both this section and the "Environmental Matters and Indemnify" section above. Any such inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability of the part of Lender to Borrower, any Grantor, or any other person.

      CHANGE OF LOCATION. Immediately notify Lender in writing of any additions to or changes in location of Borrower's businesses, principal office, or Collateral, other than in the ordinary Course of business.

      TITLE TO ASSETS AND PROPERTY. Maintain good and marketable title to all of Borrower's Assets and property.

      OTHER INFORMATION. From time to time Borrower will provide Lender with such other information as Lender may reasonably request.

      ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures paid by Lender for such purposes will then bear interest at the Note rate from the date paid by Lender to the date of repayment by Borrower.

                             BUSINESS LOAN AGREEMENT
                                   (CONTINUED)

To the extent permitted by applicable law, all such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand, (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy, (2) the remaining term of the Note, or (3) be treated as a balloon payment which will be due and payable at the Note's maturity. Any Collateral also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

      CONTINUITY OF OPERATIONS. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged,
      (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (3) pay any dividends or make any other distributions on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower's stock, (4) purchase, redeem or retire any of Borrower's outstanding shares , or (5) alter or amend Borrower's capital structure.

RIGHT OF SETOFF. Borrower grants to Lender a security interest in, as well as a right of setoff against, and hereby assigns, conveys, delivers, pledges and transfers to Lender, as security for repayment of the Indebtedness, all Borrower's right, title and interest in and to all Borrower's accounts (whether checking, savings, or some other account) with Lender or any subsidiary or affiliate of BANK ONE CORPORATION (each hereinafter referred to as a "Lender Affiliate") and all other obligations at any time owing by Lender or any Lender Affiliate to Borrower. This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, without prior notice to Borrower and irrespective of (i) whether or not Lender has made any demand under the Note or the Related Documents or (ii) whether such Indebtedness is contingent, matured or unmatured, to the extent permitted by law, to collect, charge and/or setoff all sums owing on the Indebtedness against any and all such accounts and other obligations, and, at Lender's option, to administratively freeze or direct a Lender Affiliate to administratively freeze all such accounts and other obligations to allow Lender to protect Lender's security interest, collection, charge and setoff rights provided in this paragraph.

DEFAULT. Each of the following shall constitute an Event of Default under this
Agreement:

      PAYMENT DEFAULT. Borrower fails to make any payment when due under the Loan.

      OTHER DEFAULTS. Borrower fails to comply with or to pay or perform any other term, obligation, covenant or condition contained in this Note or in any of the Related Documents or to comply with or to pay or perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower or between Borrower and any affiliate of BANK ONE CORPORATION.

      TRANSFER OF ASSETS. Borrower leases, sells, or otherwise conveys, or agrees to lease, sell, or otherwise convey, a material part of its Assets or business outside of the ordinary course of business.

      DEFAULTS WITH RESPECT TO THIRD PARTIES. Borrower fails to make any payment when due or fails to comply with or perform any term, obligation, covenant or condition contained in any agreement between any other person and Borrower.

      FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement, the Note, or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

      JUDGMENTS OR DECREES. One or more judgments or decrees shall be entered against the Borrower and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal.

                             BUSINESS LOAN AGREEMENT
                                   (CONTINUED)

      INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

      DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

      CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure, replevin, repossession, attachment, levy, execution, or forfeiture proceedings, whether by judicial proceeding, self-help, or any other method, by any creditor of Borrower, or by any governmental agency against the Collateral or any assets of Borrower. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply it there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

      FAILURE TO COMPLY WITH LAWS. Borrower fails to comply with all applicable statutes, laws, ordinances and governmental rules, regulations and orders to which it is subject or which are applicable to its business, property and assets.

      CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

      ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

      EVENTS AFFECTING GUARANTOR. Any of the preceeding Events of Default occurs with respect to any guarantor of the Indebtedness as if the word "guarantor" were substituted for the word "Borrower" in such Event of Default, or any guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty.

      INSECURITY. Lender in good faith believes itself insecure.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shelf be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

ARBITRATION. Undersigned and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this document or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral or Property (as defined herein or in any Related Document) securing this document shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to applicable law. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral or Property securing this document, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral or Property securing this document, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this

                             BUSINESS LOAN AGREEMENT
                                   (CONTINUED)
document shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, THE RELATED DOCUMENTS, OR ANY RELATIONSHIP BETWEEN OR AMONG THE UNDERSIGNED AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING EVIDENCED BY THIS DOCUMENT AND THE RELATED DOCUMENTS.

EXCLUSION FROM LOAN AGREEMENT. Lender and Borrower hereby agree that, in addition to any loan or financial accommodation described on any Exhibit attached to this Agreement, if any, the following types of loans or financial accommodations, whether now existing or hereafter arising, are excluded from this Agreement: (i) any loan evidenced by a promissory note payable to Lender which is the subject of a U. S. Small Business Administration guaranty, and 00 any construction loan governed by a construction loan agreement.

LOAN AGREEMENT APPLICABLE TO AFFILIATE BANK. Notwithstanding any other provision in this Agreement, Borrower and Lender agree that Borrower may now or in the future have a borrowing relationship with Bank One, NA with its main office in Columbus, Ohio ("Bank Affiliate"). Lender and Borrower intend that only one agreement in the nature of a loan or credit agreement be applicable to the Borrower's relationship with Lender and/or the Bank Affiliate, except for the exclusion of those certain loans or categories of loans specifically described in this Agreement. Borrower agrees as follows: a) the terms, covenants, conditions, warranties and obligations of Borrower contained in this Agreement replace those in any loan or credit agreement, if any, presently in existence between Borrower and the Bank Affiliate; b) any reference to "Lender" in this Agreement shall mean the Lender named in this Agreement and the Bank Affiliate, provided however that only the holder of any Note is responsible for any obligation related to funding any Advance on such Note; and c) this Agreement shall continue in full force and effect until all Indebtedness payable to Lender and to the Bank Affiliate is paid in full.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

      AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

      ATTORNEYS' FEES; EXPENSES. Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including Lender's reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

      CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

      CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be

                             BUSINESS LOAN AGREEMENT
                                   (CONTINUED)
      considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

      GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF TEXAS. THIS AGREEMENT HAS BEEN ACCEPTED BY LENDER IN THE STATE OF TEXAS.

      CHOICE OF VENUE. If there is a lawsuit, and if the transaction evidenced by this Agreement occurred in Dallas County, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Dallas County, State of Texas.

      INDEMNIFICATION. Borrower agrees to indemnify, defend and hold each of the Indemnified Parties harmless from and against any and all liabilities, obligations, claims, losses, damages, penalties, fines, forfeitures, actions, judgments, suits, costs, expenses, and disbursements of any kind or nature (including, without limitation, Lender's attorneys' fees) (collectively, "Claims") which may be imposed upon, incurred by or assessed against any Indemnified Party (whether or not caused by any Indemnified Party's sole, concurrent, or contributory negligence) arising in connection with this Agreement, any Related Document, or any of the Assets (including, without limitation, the enforcement of this Agreement and the Related Documents and the defense of any Indemnified Party's action or inaction in connection with this Agreement and the Related Documents) or in connection with the Borrower's failure to perform all of Borrower's obligations under this Agreement or any Related Document, except to the limited extent that the claims against any such Indemnified Party are proximately caused by such Indemnified Party's gross negligence or willful misconduct. The Indemnification provided for in this section shall survive the termination of this Agreement and shall extend to and continue to benefit each individual or entity who is or has at any time been an Indemnified Party.

      Borrower's indemnity obligations under this section shall not in any way be affected by the presence or absence of covering insurance, or insurance policy or policies affecting the Assets and/or Borrower's business activities. Should any claim, action or proceeding be made or brought against any Indemnified Party by reason of any event as to which Borrower's indemnification obligations apply, then, upon such Indemnified Party's demand, Borrower, at its sole cost and expense, shall defend such claim, action or proceeding in Borrower's name, if necessary, by the attorneys for Borrower's insurance carrier (if such claim, action or proceeding is covered by insurance), or otherwise by such attorneys as such Indemnified Party shall approve. Lender may also elect to engage its own attorneys at its reasonable discretion to defend Borrower or any Indemnified Party and to assist in their defense, and Borrower agrees to pay the fees and disbursements of such attorneys upon Lender's request.

      NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's, obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

      NOTICES. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address. Unless otherwise provided or required

                             BUSINESS LOAN AGREEMENT
                                   (CONTINUED)
      by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

      PAYMENT OF INTEREST AND FEES. Notwithstanding any other provision of this Agreement or any provision of any Related Document, Borrower does not agree or intend to pay, and Lender does not agree or intend to charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for the Loan which would in any way or event (including demand, prepayment, or acceleration) cause Lender to contract for, charge or collect more for the Loan than the maximum Lender would be permitted to charge or collect by any applicable federal or Texas state law. Any such excess interest or unauthorized fee will, instead of anything stated to the contrary, be applied first to reduce the unpaid principal balance of the Loan, and when the principal has been paid in full, be refunded to Borrower.

      SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

      SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind Borrower's successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

      SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that in extending Loan Advances, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of Loan Advances and delivery to Lender of the Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

      TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Texas Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

      ADVANCE. The word "Advance" means a disbursement of loan funds made, or to be made, to or for the benefit of Borrower and, if applicable, includes the issuance by or on behalf of Lender of any letters of credit for the account of Borrower and the extension of any loans or other credit accommodations by Lender to Borrower.

      AGREEMENT. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

      ASSETS. The word "Asset" means any property or interest in property of any kind or description of Borrower or any Grantor, or any property or interest in property of any Grantor which is subject to a security interest in favor of Lender, whether such assets are real, personal, tangible, intangible, or mixed, and whether such assets are owned, leased or operated by Borrower, or any such Grantor.

                             BUSINESS LOAN AGREEMENT
                                   (CONTINUED)

      BORROWER. The word "Borrower" means GENITOPE CORPORATION, and all other persons and entities signing the Note in whatever capacity.

      COLLATERAL. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

      DEFAULT. The word "Default" means the Default set forth in this Agreement in the section titled "Default".

      ENVIRONMENTAL LAWS. The words "Environmental Laws" mean any and all federal, state, local and foreign statutes, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (i) the protection of the environment, (ii) the effect of the environment on human health, (iii) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

      EVENT OF DEFAULT. The words "Event of Default" mean any of the events set forth in the section of this Agreement entitled "Default."

      GAAP. The word "GAAP" means generally accepted accounting principles.

      GRANTOR. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

      GUARANTOR. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

      HAZARDOUS SUBSTANCES. The words "Hazardous Substances" mean all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

      INDEBTEDNESS. The word "Indebtedness" means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents, together with interest on such amounts as provided in this Note, and all obligations, debts and liabilities, plus interest thereon, of Borrower, or any one or more of them, to Lender, as well as claims by Lender against Borrower or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated and whether Borrower may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amount may be or hereafter may become otherwise unenforceable, and further includes, without limitation, all principal, interest, and other amounts, costs and expenses payable under the Related Documents, whether executed by the Borrower or by any other person or entity, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Related Documents, together with the interest thereon as provided in the Related Documents.

      INDEMNIFIED PARTIES. The words "Indemnified Parties" mean the Lender and each of its affiliates, and each of their respective shareholders, directors, offices, employees and agents.

      LENDER. The word "Lender" means Bank One, N.A., with its main office at Chicago, Illinois, its successors and assigns.

                             BUSINESS LOAN AGREEMENT
                                   (CONTINUED)

      NOTE. The word "Note" means any and all promissory note or notes which evidence Borrower's Loans in favor of Lender, as well as any amendment, modification, renewal and replacement thereof.

      RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now existing or hereafter arising, executed in connection with the Indebtedness.

      SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

      SECURITY INTEREST. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

      SUBORDINATED DEBT. The words "Subordinated Debt" mean all present and future obligations, liabilities, claims, rights and demands of any kind which may be owing from Borrower to any creditor, other than Lender, to include, without limitation, principal, interest, costs, attorney's fees, sums paid for protecting the rights of a holder of security, all contingent obligations (such as a guaranty) and all other obligations of any nature whatsoever owed to such a creditor, which have been subordinated in all respects to the Indebtedness owed to Lender by written agreement acceptable to Lender to include, without limitation, deferral of any payment of principal to the creditor, deferral of interest payments upon occurrence of any Event of Default, and subordination of any Security Interest of such creditor until all Indebtedness is paid.

      TANGIBLE NET WORTH. The words "Tangible Net Worth" mean Borrower's total assets excluding all intangible assets (i.e. goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total liabilities excluding Subordinated Debt.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED JULY 28, 2003.

BORROWER:

GENITOPE CORPORATION


By: /s/ Dan W. Denney, Jr.
   --------------------------------------------------


LENDER:

BANK ONE, N.A., WITH ITS MAIN OFFICE AT CHICAGO, ILLINOIS


By: /s/ Barry J. Fields
   --------------------------------------------------
         Authorized Signer